AUL American Series Fund, Inc.
                                 Annual Report
                               December 31, 1998

This report and the financial statements contained herein are submitted for the general information of the Participants. The report is not be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of AUL American Series Fund, Inc., AUL American Unit Trust, AUL American Individual Unit Trust, or AUL American Individual Variable Life Unit Trust which contains further information concerning the sales charge, expenses and other pertinent information.

Directors and Officers of AUL American Series Fund, Inc.
James W. Murphy, Chairman of the Board and President
James P. Shanahan, Director
Dr. Ronald D. Anderson, Director
Professor, Kelley School of Business, Indiana University, Indianapolis, Indiana Dr. Leslie Lenkowsky, Director
Professor, Indiana University, Center of Philanthropy, Indianapolis, Indiana
R. Stephen Radcliffe, Director, Vice President and Treasurer
Richard A. Wacker, Secretary

A Message From The Chairman of the Board and President

The current economic expansion has been particularly impressive and is now entering its eighth year, setting a new record as the longest period of peacetime growth. This expansion has been unique in that it has been accompanied by low inflation, low interest rates and low unemployment. At the same time, positive consumer confidence has translated into greater consumer spending and strong corporate profits have resulted in increased capital spending, both major drivers to economic growth.

However, the playing field changed dramatically during the third quarter of 1998 when financial difficulties in Russia, Asia and Latin America and the losses incurred by several well-known hedge funds caused a great deal of concern. In addition, the capital markets had to contend with a possible credit crunch, increased antagonism with Iraq, and the threat of political instability here at home.

The stock market experienced a marked downturn during the third quarter in response to these concerns. To help alleviate market stress, the Federal Reserve Board intervened on three occasions by cutting the federal funds rate a total of 75 basis points (0.75%). The Fed's actions, coupled with an easing of the global concerns, provided renewed vigor for the stock market during the last three months of the year.

Treasury yields declined sharply in the second half of the year as investors around the world sought the safety and liquidity of U.S. government-backed, dollar denominated securities. Yield declines for corporate bonds and mortgage-backed securities, however, were much smaller. Investors were particularly leery of smaller, less liquid bond issues, especially those backed by lower quality credits.

At the present time, most economists are expecting U.S. economic growth to decelerate in 1999. The slowdown in foreign economies has led to a decline in demand for American-made products which results in a contraction in U.S. exports. Generally, economists are also expecting consumer spending to ease and the level of corporate fixed investments to decline. In such an environment, it will be difficult for the stock market to achieve above average returns in the coming year. Bonds, on the other hand, should prosper in this environment, especially if the Federal Reserve Board remains accommodative.
Investment performance for the AUL American Series Fund, Inc. for the year 1998 was:
Equity Portfolio        7.1%  Tactical Asset Portfolio            7.2%
Money Market Portfolio  4.9%  Aggressive Investor Portfolio(1)    5.0%
Bond Portfolio          8.8%  Moderate Investor Portfolio(1)      5.1%
Managed Portfolio       8.3%  Conservative Investor Portfolio(1)  5.8%
(1) Represents investment return for the period 3/31/98 to 12/31/98

We suggest your careful review of the Portfolio Manager comments found on the following pages comparing these returns to other indices. The performance numbers for the AUL American Series Fund, Inc. are net of investment advisory fees and other expenses paid by each portfolio but do not reflect specified contract charges and mortality and expense risk charges which may be incurred when investing in a variable annuity or variable life contract.

In closing, American United Life remains committed to serving your investment needs. We appreciate your continued confidence and support.

/s/James W. Murphy
James W. Murphy
Chairman of the Board of Directors and President
Indianapolis, Indiana
January 29, 1999

A Message From Kathryn Hudspeth, Portfolio Manager of Equity Portfolio

The Equity Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. Using a bottom-up approach, the Portfolio concentrates on companies which appear undervalued compared to the market and to their own historic valuation levels. Other important considerations include management ability, free cashflow, insider ownership and industry dominance.

The 1990s can be characterized as the decade of the relentless bull market with steady, noninflationary growth, low interest rates, and solid corporate profit gains. The U.S. stock market continued its powerful advance during the first six months of 1998. But investor psychology quickly deteriorated during the third quarter of 1998 as economic turmoil overseas, rising political tensions at home, and the decline in corporate profitability shook investor confidence.

In an attempt to bolster our economy and settle U.S. capital markets, the Federal Reserve Board decided to lower the Federal Funds rate by 0.75%. Equity investors reacted positively to the Fed's actions, driving the S&P 500 (a commonly used capitalization weighted index) to new highs by the end of the year.

Calendar 1998 marks an unprecedented fourth year in a row that the S&P 500 has achieved gains in excess of 20%. Despite this phenomenal performance, not every stock was selling at record prices by the end of the year. The U.S. stock market experienced a "two-tiered" condition with a limited number of large growth companies substantially outperforming the rest of the market. Although the S&P 500 achieved a 28.6% return during 1998, 43% of all the stocks listed in this index actually reported negative returns for the year. This dramatic disparity in returns among different types of stocks indicates how narrow 1998's advance really was and why approximately 90% of equity fund managers were unable to beat the S&P 500's 1998 investment return.

The Equity Portfolio achieved a 7.1% investment return for calendar 1998. As this Portfolio focuses on mid-sized value companies, it did not perform as well as the S&P 500. However, the Portfolio performed much better than the broader Russell 2000 Index (a stock index comprised of 2000 small to mid-sized companies) which ended 1998 with a twelve month return of -2.6%. The Equity Portfolio benefitted from its technology and health care holdings during the year. Sun Microsystems is a prime example, which appreciated 115% during 1998. However, by being a value Portfolio, the Equity Portfolio also owned several names in the basic industry sector, which came under severe pressure during the year in response to fears of a global economic slowdown. At current levels, this sector is extremely undervalued compared to the rest of the market and offers an opportunity for improvement for the long-term investor.

Lingering international problems suggest a slower rate of economic growth for the United States during 1999. Equity investors will be closely watching the level of interest rates and for any slowdown in corporate profit growth. Should profit warnings become widespread, investors should expect increased volatility and more modest returns for 1999.

AUL American Series Fund, Inc. Equity Portfolio

                                                  EQUITY                 S&P 500
                            Date            Hypothetical            Hypothetical
                                                 $10,000                 $10,000
                                              investment              investment
                         4/10/90                  10,000                  10,000
                            6/90                  10,257                  10,540
                            9/90                   9,096                   9,092
                           12/90                   9,886                   9,906
                            3/91                  11,454                  11,346
                            6/91                  11,868                  11,320
                            9/91                  12,084                  11,925
                           12/91                  12,415                  12,925
                            3/92                  12,765                  12,598
                            6/92                  12,868                  12,838
                            9/92                  12,920                  13,243
                           12/92                  13,660                  13,909
                            3/93                  14,477                  14,517
                            6/93                  14,283                  14,588
                            9/93                  14,804                  14,964
                           12/93                  15,681                  15,311
                            3/94                  15,696                  14,731
                            6/94                  15,399                  14,793
                            9/94                  16,165                  15,516
                           12/94                  16,094                  15,513
                            3/95                  16,544                  17,024
                            6/95                  17,870                  18,650
                            9/95                  18,900                  20,114
                           12/95                  19,228                  21,325
                            3/96                  19,997                  22,470
                            6/96                  20,846                  23,479
                            9/96                  21,758                  24,204
                           12/96                  22,915                  26,223
                            3/97                  23,378                  26,926
                            6/97                  26,745                  31,627
                            9/97                  29,696                  33,996
                           12/97                  29,694                  34,972
                            3/98                  32,626                  39,850
                            6/98                  32,500                  41,165
                            9/98                  28,200                  37,069
                           12/98                  31,807                  44,965

Average Annual Returns for the period ended December 31, 1998
                                                              Equity     S&P 500
                                                           Portfolio
One Year                                                        7.1%       28.6%
Five Years                                                     15.2%       24.0%
Since Inception (4/10/90)                                      14.2%       18.8%
Value of a hypothetical $10,000 investment made 4/10/90      $31,807     $44,965

The charts show the Equity Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index. The inception figures are from the Portfolio's commencement of operations.

Performance numbers for the Equity Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message From Kent Adams, Portfolio Manager of Bond Portfolio

The AUL American Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, investment grade corporate bonds, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings may range in maturity from overnight money market investments to bonds with maturities as long as 30 years. The average maturity of the Portfolio is shortened or lengthened depending on the outlook for interest rates. The mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities in the Portfolio varies depending on the relative attractiveness of these sectors.

The Bond Portfolio's total return was 8.8% in 1998. This return represents interest income and the price change of the fixed income securities held in the Portfolio. The total return for the Lehman Aggregate Bond Index was 8.7% in 1998.

Approximately 33% of the Portfolio was invested in U. S. Treasury and Agency bonds and notes at year-end 1998. The remainder of the Portfolio was allocated to corporate bonds (26%), high quality residential mortgage securities (36%), and short-term money market instruments (5%). At year-end, the duration of the Portfolio was 102% of the Lehman Aggregate Bond Index's duration, which represents a slight increase from the beginning of the year.

Declining inflation, a federal budget surplus, and global economic concerns, combined with accommodative actions by the Federal Reserve Board, resulted in lower interest rates and rising bond prices in 1998. The yield on the thirty-year Treasury bond finished the year at 5.1%, down from 5.9% at the start of 1998. Short and intermediate maturity Treasuries ended the year yielding around 4.5%.

Although the domestic economy remains in good shape with low unemployment, low inflation, and reasonable GDP growth, significant weakness in overseas economies could still put a damper on future growth. Despite the current low level of Treasury yields, many analysts remain optimistic on the outlook for bonds.

In 1997, bond funds with the highest risk finished the year with the highest returns. Just the opposite was true in 1998. High quality bonds, especially Treasuries, were the best performers. Corporate bond spreads, particularly less liquid and lower quality issues, widened dramatically in the second half of the year. Some recovery occurred in the final weeks of the year. Korean bonds rallied strongly at year-end after Moody's announced a positive ratings outlook. Non-investment grade (junk) bonds were poor performers in 1998.

The Bond Portfolio's underweighting in residential mortgage securities during the early part of the year contributed significantly to the portfolio's good relative performance in 1998.

AUL American Series Fund, Inc. Bond Portfolio

                                                    BOND           SLH Aggregate
                            Date            Hypothetical            Hypothetical
                                                 $10,000                 $10,000
                                              investment              investment
                         4/10/90                  10,000                  10,000
                            6/90                  10,257                  10,304
                            9/90                  10,182                  10,392
                           12/90                  10,895                  10,917
                            3/91                  11,091                  11,224
                            6/91                  11,186                  11,405
                            9/91                  11,976                  12,053
                           12/91                  12,678                  12,664
                            3/92                  12,361                  12,503
                            6/92                  12,935                  13,008
                            9/92                  13,690                  13,567
                           12/92                  13,590                  13,602
                            3/93                  14,318                  14,165
                            6/93                  14,650                  14,541
                            9/93                  15,118                  14,920
                           12/93                  15,043                  14,928
                            3/94                  14,563                  14,499
                            6/94                  14,388                  14,350
                            9/94                  14,454                  14,438
                           12/94                  14,507                  14,493
                            3/95                  15,181                  15,224
                            6/95                  16,071                  16,151
                            9/95                  16,348                  16,469
                           12/95                  17,086                  17,170
                            3/96                  16,675                  16,864
                            6/96                  16,703                  16,960
                            9/96                  16,973                  17,273
                           12/96                  17,468                  17,791
                            3/97                  17,379                  17,692
                            6/97                  17,944                  18,344
                            9/97                  18,481                  18,956
                           12/97                  18,841                  19,514
                            3/98                  19,191                  19,815
                            6/98                  19,594                  20,278
                            9/98                  20,344                  21,135
                           12/98                  20,490                  21,207

Average Annual Returns for the period ended December 31, 1998
                                                    Bond         Lehman Brothers
                                               Portfolio         Aggregate Index
One Year                                            8.8%                    8.7%
Five Years                                          6.4%                    7.3%
Since Inception (4/10/90)                           8.6%                    9.0%
Value of a hypothetical $10,000
investment made 4/10/90                          $20,490                 $21,207

The charts show the Bond Portfolio's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Lehman Brothers Aggregate Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolio's commencement of operations.

Performance numbers for the Bond Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message From Kathryn Hudspeth and Kent Adams, Portfolio Managers of Managed Portfolio

The Managed Portfolio utilizes a fully managed investment policy by allocating assets among publicly traded common stocks, debt securities, and money market instruments. Asset allocation decisions are based on economic factors and the valuation of each asset class compared to historic levels.

The capital markets started off 1998 on a strong note. But as the months passed, many crosscurrents began to surface. As investors began questioning the strength of our domestic markets, global concerns also emerged. By many measures, 1998 was one of the most turbulent periods in recent history, as investors rushed into safe assets with little concern for relative valuation. Equity investors focused almost exclusively on a small group of large growth companies, believing these companies had higher average credit quality and liquidity than the broader equity market.

As a result, stock returns were mixed in 1998. The S&P 500 (which is dominated by the returns of large, growth companies) achieved a return in excess of 20% for the year. But increasingly, this index is becoming less reflective of the broader market, as the average stock on the New York Stock Exchange fell 6% in 1998.

A sharp decline in Treasury yields was the driving factor in the Lehman Aggregate Bond Index's 8.7% return in 1998. The thirty-year Treasury ended the year yielding 5.1%, down from 5.9% at the start of the year. Short and intermediate maturity Treasuries were yielding around 4.5% at year-end. Corporate bonds and mortgage-backed securities experienced much smaller yield reductions as spreads to Treasuries widened significantly during the year.

The Managed Portfolio continued to be overweighted in stocks, compared to bonds and cash. By the end of 1998, 55% of the Portfolio was invested in stocks, while 41% was invested in bonds and 4% was invested in money market instruments. This can be compared to an asset allocation of 54% stocks, 41% bonds and 5% cash equivalents at year-end 1997.

The stocks held in the Managed Portfolio typically have a value orientation, a segment of the marketplace which was out of favor in 1998. However, the Portfolio benefitted from its health care and technology holdings during the year. Merger transactions also helped the Portfolio's overall stock return.

At the current time, most economists are projecting a slowdown in U.S. economic growth during 1999. Downward pressure on economic growth and corporate earnings will increase the volatility for equity investors. As a result, the stock market may face a difficult road in 1999. Although Treasury bond yields are now at levels that haven't been seen in decades, most analysts are projecting the continuation of lower interest rates given the outlook for a slowing economy.

AUL American Series Fund, Inc. Managed Portfolio

                                                 MANAGED     S&P 500         SLH
                                                                       Aggregate
                            Date            HypotheticalHypotheticalHypothetical
                                                 $10,000     $10,000     $10,000
                                              investment  investment  investment

                         4/10/90                  10,000      10,000      10,000
                            6/90                  10,238      10,540      10,304
                            9/90                   9,936       9,092      10,392
                           12/90                  10,601       9,906      10,917
                            3/91                  11,122      11,346      11,224
                            6/91                  11,320      11,320      11,405
                            9/91                  11,833      11,925      12,053
                           12/91                  12,375      12,925      12,664
                            3/92                  12,285      12,598      12,503
                            6/92                  12,615      12,838      13,008
                            9/92                  13,010      13,243      13,567
                           12/92                  13,358      13,909      13,602
                            3/93                  14,134      14,517      14,165
                            6/93                  14,214      14,588      14,541
                            9/93                  14,696      14,964      14,920
                           12/93                  15,092      15,311      14,928
                            3/94                  14,835      14,731      14,499
                            6/94                  14,543      14,793      14,350
                            9/94                  14,993      15,516      14,438
                           12/94                  14,951      15,513      14,493
                            3/95                  15,560      17,024      15,224
                            6/95                  16,658      18,650      16,151
                            9/95                  17,319      20,114      16,469
                           12/95                  17,811      21,325      17,170
                            3/96                  18,043      22,470      16,864
                            6/96                  18,515      23,479      16,960
                            9/96                  19,068      24,204      17,273
                           12/96                  19,913      26,223      17,791
                            3/97                  20,110      26,926      17,692
                            6/97                  22,120      31,627      18,344
                            9/97                  23,905      33,996      18,956
                           12/97                  24,083      34,972      19,514
                            3/98                  25,689      39,850      19,815
                            6/98                  25,871      41,165      20,278
                            9/98                  24,162      37,069      21,135
                           12/98                  26,067      44,965      21,207

Average Annual Returns for the period ended December 31, 1998
                                                 Managed     S&P 500      Lehman
                                                                        Brothers
                                               Portfolio               Aggregate
                                                                           Index
One Year                                            8.3%       28.6%        8.7%
Five Years                                         11.5%       24.0%        7.3%
Since Inception (4/10/90)                          11.6%       18.8%        9.0%
Value of a hypothetical $10,000
investment made 4/10/90                          $26,067     $44,965     $21,207

The charts show the Managed Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Lehman Brothers Aggregate Index, an unmanaged index of government and corporate bonds, which are broad measures of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolio's commencement of operations.

Performance numbers for the Managed Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message From John Riazzi, Portfolio Manager of Tactical Asset Allocation Portfolio

The 1998 stock market was more volatile than at any point in the 1990s. After a strong first half, stocks entered a corrective phase in the third quarter, driven by sluggish corporate earnings growth and worsening overseas economic conditions. This bear market proved to be short-lived. With the Federal Reserve easing interest rates in September, the markets recovered strongly in the fourth quarter. By year-end the major indexes were back near all-time highs.

The S&P 500 index rose more than 20% for the fourth straight year, but never before have these gains been concentrated in so few stocks. The top 10 contributors to the index's 1998 performance accounted for 44.5% of the total increase in the index. Meantime, 43.5% of the companies in the index had negative price returns for the year, and the median price increase for an S&P 500 stock was a mere 4.3%. The portfolio's 7.2% return for the year, while not satisfactory compared to the relevant benchmark, appears consistent with a market where the gains were not very widespread.

We believe that tremendous opportunities are currently available, given the wide valuation disparity between large-cap growth stocks and the remainder of the market. This disparity has created an environment where equity selection is likely to be a dominant factor in determining portfolio returns. In choosing stocks to include in the portfolio, we have recently emphasized the following investment themes:

(1) Increase the portfolio's average market capitalization. Small-cap stocks (in aggregate) have recently suffered far more than their large-cap counterparts. The popularity of "index funds," which buy stocks according to their relative weight in an index, may partially explain this phenomenon. It's also evident that in times of uncertainty, investors will gravitate toward stocks with high liquidity and familiar "brand names." In short, a certain number of large-cap stocks are needed as a "foundation of stability" in the portfolio. Stocks such as Philip Morris and AT&T provide this large-cap foundation and meet our value criteria.

(2) Search for out-of-favor stocks with favorable operating fundamentals. We are finding a growing number of stocks that were caught in the market's July-October downturn, but did not participate in the subsequent recovery. Many of these firms enjoy exciting business prospects, and continue to meet or exceed their Wall Street earnings expectations. As these companies continue to produce on the earnings front, we believe the market will recognize the underlying fundamentals, and reward the shareholders.

(3) Maintain commitment to "defense." Our overall allocation to equities (54.9% as of year-end, below the 60% "neutral" positioning) reflects the discipline of our asset allocation models. Presently, these models are proposing a fairly cautious intermediate term outlook, with a likelihood of continued volatility. In addition, we have made meaningful investments in traditionally "defensive" stock market sectors. Real estate investment trusts ("REITs") have solid potential, and their high yield will provide current income and downside protection.

Our stock selection process and asset allocation models have provided long-term investors with relatively stable returns that have been competitive with the market indexes. Going forward, we expect our approach to continue to reward investors, while providing downside protection in times of market instability.

AUL American Series Fund, Inc. Tactical Asset Allocation Portfolio

                                                Tactical       S & P      Lehman
                            Date                   Asset         500         Int
                                                                           Govts

                        07/31/95                  10,000      10,000      10,000
                            9/95                  10,218      10,442      10,150
                           12/95                  10,650      11,070      10,489
                            3/96                  11,033      11,666      10,417
                            6/96                  11,144      12,183      10,488
                            9/96                  11,515      12,559      10,667
                           12/96                  12,320      13,609      10,914
                            3/97                  12,180      13,973      10,911
                            6/97                  13,204      16,408      11,216
                            9/97                  14,594      17,640      11,503
                           12/97                  14,228      18,147      11,757
                            3/98                  15,448      20,681      11,934
                            6/98                  15,482      21,356      12,155
                            9/98                  14,151      19,229      12,721
                           12/98                  15,254      23,333      12,753

Average Annual Returns for the period ended December 31, 1998
                                                Tactical     S&P 500      Lehman
                                                   Asset                Brothers
                                              Allocation             Inter.Govt.
                                               Portfolio                   Index
One Year                                            7.2%       28.6%        8.5%
Since Inception (7/31/95)                          13.2%       28.1%        7.4%
Value of a hypothetical $10,000
investment made 7/31/95                          $15,254     $23,333     $12,753

The charts show the Tactical Asset Allocation Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Lehman Brothers Intermediate Government Bond Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolio's commencement of operations.

Performance numbers for the Tactical Asset Allocation Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

A Message From Kathryn  Hudspeth,  Kent Adams, Eric Remole and William Sterling,
Portfolio   Managers  of  the  Aggressive   Investor,   Moderate   Investor  and
Conservative Investor Portfolios (LifeStyle Portfolios)

The LifeStyle Portfolios are three individual Portfolios that invest, in different proportions, in three broad asset categories - equity securities, bonds, and money market instruments. Each of the LifeStyle Portfolios is designed to fit a different general risk profile. Investors are encouraged to choose the appropriate Portfolio or mix of Portfolios based upon their own risk/return profile.

The LifeStyle Portfolios offer a broadly diversified mix of financial assets representing both domestic and international equities as well as fixed income investments of varying maturity and quality. The risk (volatility) of returns increases as the investor moves from the Conservative Investor Portfolio with its lower equity position to the Moderate Investor and Aggressive Investor Portfolios with their increasing allocations to equities.

The relative performance of the three Portfolios since their inception at the end of the first quarter of 1998 reflects the different risk characteristics of the individual Portfolios. Returns were greatly impacted by the turmoil in the domestic and global markets. The Conservative Investor Portfolio proved the best at weathering this volatile market and registered the highest return through year-end of the three Portfolios. The Aggressive Investor Portfolio, however, rebounded strongly in the fourth quarter as equities recovered from the beating taken in the previous quarter.

The domestic growth sector, managed by Credit Suisse Asset Management, emphasizes stable companies with improving earnings expectations among Wall Street analysts. The value sector of the LifeStyle Portfolios (managed by AUL) continues to focus more on medium sized companies that are undervalued relative to the marketplace.

The international financial markets endured wide swings during 1998 as investors' emotions reflected a mix of risk aversion and investment optimism. When the fourth quarter began, the MSCI EAFE Index (a commonly used benchmark for international equity markets) had a nine month return of -0.4%. By the end of the year, sentiment had changed so dramatically that the EAFE Index ended the year with a 20.3% return. The LifeStyle Portfolio's international equity holdings are also managed by Credit Suisse Asset Management. Within the Portfolios, the allocation to European markets was the prominent driver of performance. Europe's rally was fueled by merger and acquisition activity in the face of the imminent arrival of the Euro. The absence of holdings in Asian markets also proved effective on a full-year basis.

A great deal of uncertainty exists about the current economic environment both at home and abroad. Successful navigation of the stock market in early 1999 will depend on correctly determining which path the U.S. economy will take.

The bond portion of the LifeStyle Portfolios, which is managed by AUL, benefitted in 1998 from substantial holdings in Treasuries and good quality corporate bonds. Higher quality bonds, especially Treasuries, performed well in 1998. Yields on Treasury bonds declined to levels not seen in decades. Prices for lower quality and less liquid bonds, however, lagged in the last half of the year as yield spreads to Treasuries widened significantly. The non-investment grade sector of the bond market had a particularly poor year.

Despite the current low level of interest rates, many analysts remain optimistic that the bond market will improve, given the prospects for a slowing economy.

Investment grade bonds, high yield bonds, domestic growth stocks, international equities, value stocks and money market instruments are each included in the asset allocations of the LifeStyle Portfolios. Allocations, by sector, as of year-end 1998 are shown in the following graphs.

                                              Aggressive    ModerateConservative
Equities
AUL Value                                          40.4%       30.7%       21.1%
BEA International                                   7.4%       22.5%       17.1%
BEA Growth                                         33.6%        7.2%        3.8%
Fixed Income
AUL Investment Grade                               13.0%       30.1%       44.4%
AUL High Yield                                      3.8%        4.1%        4.8%
Cash                                                1.8%        5.4%        8.8%

These allocations change, subject to the limitations shown in the prospectus, depending on market conditions.

AUL American Series Fund, Inc. Aggressive Investor Portfolio

                                              AGGRESSIVE         SLH   RUSS 3000
                                                           Aggregate       INDEX
                            Year            HypotheticalHypotheticalHypothetical
                                                 $10,000     $10,000     $10,000
                                              investment  investment  investment
--------------------------------------------------------------------------------
                            1998                  10,000      10,000      10,000
                            1998                  10,037      10,052      10,098
                            1998                   9,902      10,147       9,849
                            1998                  10,146      10,234      10,181
                            1998                   9,892      10,255       9,996
                            1998                   8,702      10,422       8,465
                            1998                   9,136      10,666       9,042
                            1998                   9,620      10,610       9,728
                            1998                   9,994      10,670      10,324
                            1998                  10,496      10,702      10,980

Average Annual Returns for the period ended December 31, 1998
                                              AggressiveRussell 3000      Lehman
                                                Investor              Aggregrate
                                               Portfolio              Bond Index
Since Inception (3/31/98)                           5.0%        9.8%        7.0%
Value of a hypothetical $10,000
investment made 3/31/98                          $10,496     $10,980     $10,702

The charts show the Aggressive Investor Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the Russell 3000 Index, a performance measurement of the 3,000 largest publicly traded U.S. companies based on total market capitalization, include reinvestment of income and capital gains. Figures for the Lehman Aggregate Bond Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolio's commencement of operations.

Performance numbers for the Aggressive Investor Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

AUL American Series Fund, Inc. Moderate Investor Portfolio

                                                MODERATE         SLH   RUSS 3000
                                                           Aggregate       INDEX
                            Year            HypotheticalHypotheticalHypothetical
                                                 $10,000     $10,000     $10,000
                                              investment  investment  investment

                            1998                  10,000      10,000      10,000
                            1998                  10,028      10,052      10,098
                            1998                   9,956      10,147       9,849
                            1998                  10,136      10,234      10,181
                            1998                   9,957      10,255       9,996
                            1998                   9,115      10,422       8,465
                            1998                   9,465      10,666       9,042
                            1998                   9,835      10,610       9,728
                            1998                  10,134      10,670      10,324
                            1998                  10,509      10,702      10,980

Average Annual Returns for the period ended December 31, 1998
                                                Moderate     Russell      Lehman
                                                Investor        3000  Aggregrate
                                               Portfolio              Bond Index
Since Inception (3/31/98)                           5.1%        9.8%        7.0%
Value of a hypothetical $10,000
investment made 3/31/98                          $10,509     $10,980     $10,702

The charts show the Moderate Investor Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the Russell 3000 Index, a performance measurement of the 3,000 largest publicly traded U.S. companies based on total market capitalization, include reinvestment of income and capital gains. Figures for the Lehman Aggregate Bond Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolio's commencement of operations.

Performance numbers for the Moderate Investor Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

AUL American Series Fund, Inc. Conservative Investor Portfolio

                                            CONSERVATIVE         SLH   RUSS 3000
                                                           Aggregate       INDEX
                            Year            HypotheticalHypotheticalHypothetical
                                                 $10,000     $10,000     $10,000
                                              investment  investment  investment

                            1998                  10,000      10,000      10,000
                            1998                  10,028      10,052      10,098
                            1998                   9,994      10,147       9,849
                            1998                  10,145      10,234      10,181
                            1998                  10,028      10,255       9,996
                            1998                   9,476      10,422       8,465
                            1998                   9,802      10,666       9,042
                            1998                  10,011      10,610       9,728
                            1998                  10,248      10,670      10,324
                            1998                  10,584      10,702      10,980

Average Annual Returns for the period ended December 31, 1998
                                            Conservative     Russell      Lehman
                                                Investor        3000  Aggregrate
                                               Portfolio              Bond Index
Since Inception (3/31/98)                           5.8%        9.8%        7.0%
Value of a hypothetical $10,000
investment made 3/31/98                          $10,584     $10,980     $10,702

The charts show the Conservative Investor Portfolio's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the Russell 3000 Index, a performance measurement of the 3,000 largest  publicly traded U.S.  companies  based on total market  capitalization, include reinvestment of income and capital gains. Figures for the Lehman Aggregate Bond Index, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index. The inception figures are from the Portfolio's commencement of operations.

Performance numbers for the Conservative Investor Portfolio are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so shares may be worth more or less than their original cost when redeemed.

Report of Independent Accountants
The Shareholders and Board of Directors
AUL American Series Fund, Inc.

In our opinion, the accompanying statements of net assets, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Tactical Asset Allocation Portfolio, Aggressive Investor Portfolio, Moderate Investor Portfolio, and Conservative Investor Portfolio (constituting the AUL American Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PriceWaterhouseCoopers
Indianapolis, Indiana
February 1, 1999

                         AUL American Series Fund, Inc.
                            Statements of Net Assets
                               December 31, 1998

                                   Portfolio
                          Equity       Money        Bond     Managed    Tactical
                                      Market                               Asset
Assets:

Investments at
  value (cost:
  $75,733,246,
  $81,698,290,
  $50,088,688,
  $63,741,210,
  and $6,045,996,
  respectively)     $ 95,821,766 $81,698,290 $51,032,507 $74,023,271 $ 6,423,761
Capital stock
  sold                    79,898     773,092     169,990      54,137         910
Receivable for
  investments
  sold                         _           _           _           _           _
Dividends and
  interest
  receivable             142,065     368,996     541,992     384,173      51,681
Prepaid expenses             884         203       2,218       1,533       1,455
Deferred
  organization
  costs                        _           _           _           _       2,555

Total assets          96,044,613  82,840,581  51,746,707  74,463,114   6,480,362

Liabilities:
Capital stock
  reacquired              92,050     720,989     139,029      63,419         183
Distribution
  payable                      _      10,101           _           _           _
Payable
  for investments
  purchased              396,104           _   1,483,391   1,236,211           _
Investment
  advisory fees
  payable                 40,298      35,216      22,558      32,082       4,566
Accrued expenses          30,608      19,022      12,018      19,442       1,994
Organization costs
  payable                      _           _           _           _       4,830

Total liabilities        559,060     785,328   1,656,996   1,351,154      11,473

Net Assets           $95,485,553 $82,055,253 $50,089,711 $73,111,960    $468,889

Shares
  outstanding          4,710,131  82,055,253   4,624,949   4,832,940     500,212

Net Asset Value
per share               $  20.27     $  1.00     $ 10.83     $ 15.13    $  12.93

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                      Statements of net assets (continued)
                               December 31, 1998

                              LifeStyle Portfolios
                      Aggressive    ModerateConservative
                        Investor    Investor    Investor
Assets:
Investments at
  value (cost:
  $6,471,525,
  $6,711,158,
  and $6,277,317,
  respectively)       $6,768,491  $6,931,188  $6,438,123
Capital Stock
  sold                     1,756       3,568       8,225
Receivable for
  investments
  sold                       100         100      10,050
Dividends and
  interest
  receivable              15,450      24,678      29,201
Prepaid expenses           1,286       1,042         983
Deferred
  organization
  costs                    6,640       6,640       6,640

Total assets           6,793,723   6,967,216   6,493,222

Liabilities:
Capital Stock
  reacquired                   _           _           _
Distribution
  payable                      _           _           _
Payable for
  investments
  purchased               99,139     148,708     198,277
Investment
  advisory fees
  payable                  3,926       4,023       3,785
Accrued expenses           2,497       3,392       2,513
Organization
  costs payable            7,406       7,406       7,406

Total liabilities        112,968     163,529     211,981

Net Assets            $6,680,755  $6,803,687  $6,281,241

Shares
  outstanding            644,280     659,392     609,958

Net Asset Value
  per share             $  10.37    $  10.32    $  10.30

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Statements of operations
                      For the year ended December 31, 1998

                                   Portfolio
                          Equity       Money        Bond     Managed    Tactical
                                      Market                               Asset

Investment Income:
Income:
 Dividends            $1,504,879  $        _ $         _ $   680,964 $    53,221
 Interest                487,229   3,627,475   2,559,494   1,956,021     155,233

                       1,992,108   3,627,475   2,559,494   2,636,985     208,454
Expenses:
 Investment
   advisory fee          447,358     333,382     209,661     339,371      45,828
 Custodian and
   service agent
   fee                    72,849      50,950      35,463      56,324       7,753
 Professional
   fees                    7,975       4,760       3,203       5,932         427
 Amortization of
   deferred
   organization
   costs                       _           _           _           _       1,610
 Director fees             4,950       3,446       2,369       3,740         321
 Printing                 16,323      11,414       8,160      12,339       1,008
 Other                     2,778       2,573       1,997       2,348         984

 Total expenses
   before
   reduction             552,233     406,525     260,853     420,054      57,931
 Investment
  advisory
  expense
  reduction                    _           _           _           _       (623)

                         552,233     406,525     260,853     420,054      57,308

Net investment
  income               1,439,875   3,220,950   2,298,641   2,216,931     151,146

Gain (Loss) on
  Investments:
 Net realized
   gain               10,566,405           _     895,159   5,358,469     160,641
 Net change in
   unrealized
   appreciation      (5,994,103)           _     327,099 (2,340,871)      14,520

Net gain               4,572,302           _   1,222,258   3,017,598     175,161

Net Increase in
  Net Assets from
  Operations          $6,012,177  $3,220,950  $3,520,899  $5,234,529    $326,307

The accompanying notes are an integral part of the financial statement.

                         AUL American Series Fund, Inc.
                      Statements of operations (continued)
        March 31, 1998 (Commencement of Operations) to December 31, 1998

                              LifeStyle Portfolios
                      Aggressive    ModerateConservative
                        Investor    Investor    Investor

Investment Income:
Income:
 Dividends (net
   of foreign
   taxes withheld
   of $1,322,
   $1,214, and
   $641,
   respectively)        $ 44,415    $ 34,470    $ 22,421
 Interest                 56,624     106,550     146,529

                         101,039     141,020     168,950

Expenses:
 Investment
   advisory fee           29,155      30,065      29,203
 Custodian and
   service agent
   fee                    39,940      41,034      40,376
 Professional
   fees                      341         327         335
 Amortization of
   deferred
   organization
   costs                     766         766         766
 Director fees               193         199         195
 Printing                    725         754         737
 Other                       491         503         495

 Total expenses
   before
   reduction              71,611      73,648      72,107
 Investment
   advisory
   expense
   reduction            (20,889)    (21,689)    (21,330)

                          50,722      51,959      50,777
Net investment
  income                  50,317      89,061     118,173

Gain (Loss) on
  Investments and
  Foreign Currency:
 Net realized
   gain on
   investments            79,149      73,835      93,838
 Net realized loss
   on foreign
   currency
   transactions             (58)        (58)        (29)
 Net change in
   unrealized
   appreciation
   on investments        296,389     219,453     160,515
 Translation of
  assets and
  liabilities in
  foreign
  currencies                 577         577         291

Net gain                 376,057     293,807     254,615

Net Increase in
  Net Assets from
  Operations            $426,374    $382,868    $372,788

The accompanying notes are an integral part of the financial statement.

                         AUL American Series Fund, Inc.
                      Statements of changes in net assets

                                      Portfolio
                              Equity                  Money Market

                      Year ended  Year ended  Year ended  Year ended
                        12/31/98    12/31/97    12/31/98    12/31/97

Increase in Net Assets
  from Operations:
Net investment
  income              $1,439,875    $999,336  $3,220,950  $2,268,259
Net realized gain     10,566,405   1,058,100           _           _
Net change in
  unrealized
  appreciation       (5,994,103)  14,404,527           _           _

 Increase in Net Assets
  from Operations      6,012,177  16,461,963   3,220,950   2,268,259

Dividends and Distributions:
From net investment
  income             (1,440,136) (1,011,139) (3,220,950) (2,268,259)
From net realized
  gain               (8,225,847)   (841,088)           _           _

 Decrease            (9,665,983) (1,852,227) (3,220,950) (2,268,259)

Shareholder Transactions:
Proceeds from shares
  sold                29,215,767  23,646,772 145,189,479  89,738,967
Reinvested
  distributions        8,968,761   1,693,617   3,210,840   2,268,259
Cost of shares
  redeemed          (19,321,125)(10,326,275)(122,102,008)(76,477,759)

 Increase             18,863,403  15,014,114  26,298,311  15,529,467

Net increase          15,209,597  29,623,850  26,298,311  15,529,467
Net Assets at beginning
  of year             80,275,956  50,652,106  55,756,942  40,227,475

Net Assets at end
  of year            $95,485,553 $80,275,956 $82,055,253 $55,756,942

Shares sold            1,345,932   1,225,237 145,189,479  89,738,967
Reinvested
  distributions          447,614      83,382   3,210,840   2,268,259
Shares redeemed        (899,821)   (535,202)(122,102,008)(76,477,759)

Net Increase             893,725     773,417  26,298,311  15,529,467

Shares outstanding at
  beginning of year    3,816,406   3,042,989  55,756,942  40,227,475

Shares outstanding at
  end of year          4,710,131   3,816,406  82,055,253  55,756,942

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                Statements of changes in net assets (continued)
                                    Portfolio
                              Bond                    Managed

                      Year ended  Year ended  Year ended  Year ended
                        12/31/98    12/31/97    12/31/98    12/31/97

Increase in Net Assets
  from Operations:
Net investment
  income              $2,298,641  $1,708,663  $2,216,931  $1,687,068
Net realized gain        895,159     687,635   5,358,469   1,443,799
Net change in
  unrealized
  appreciation           327,099    (27,147) (2,340,871)   6,578,271

 Increase in Net Assets
  from Operations      3,520,899   2,369,151   5,234,529   9,709,138

Dividends and Distributions:
From net investment
  income             (2,291,894) (1,707,647) (2,190,819) (1,691,973)
From net realized
  gain                 (816,901)   (633,130) (4,289,275) (1,443,799)

 Decrease            (3,108,795) (2,340,777) (6,480,094) (3,135,772)

Shareholder Transactions:
Proceeds from shares
  sold                43,342,207  13,713,183  21,066,727  15,228,291
Reinvested
  distributions        3,108,795   2,340,777   6,480,094   3,135,773
Cost of shares
  redeemed          (31,491,315) (9,552,294)(13,666,306) (7,552,037)

 Increase             14,959,687   6,501,666  13,880,515  10,812,027

Net increase          15,371,791   6,530,040  12,634,950  17,385,393
Net Assets at beginning
  of year             34,717,920  28,187,880  60,477,010  43,091,617

Net Assets at end
  of year            $50,089,711 $34,717,920 $73,111,960 $60,477,010

Shares sold            3,953,961   1,268,900   1,328,874   1,035,603
Reinvested
  distributions          286,109     219,241     428,239     208,366
Shares redeemed      (2,867,165)   (884,186)   (869,396)   (513,935)

Net Increase           1,372,905     603,955     887,717     730,034
Shares outstanding at
  beginning of year    3,252,044   2,648,089   3,945,223   3,215,189

Shares outstanding at
  end of year          4,624,949   3,252,044   4,832,940   3,945,223

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                Statements of changes in net assets (continued)
                                   Portfolio

                              Tactical        Aggressive    Moderate
                              Asset             Investor    Investor

                                                 3/31/98     3/31/98
                      Year ended  Year ended (Commencement) (Commencement)
                        12/31/98    12/31/97    12/31/98    12/31/98

Increase in Net Assets
  from Operations:
Net investment income   $151,146     $76,273     $50,317     $89,061
Net realized gain        160,641     257,170      79,091      73,777
Net change in
 unrealized
 appreciation             14,520     130,402     296,966     220,030

 Increase in Net Assets
  from Operations        326,307     463,845     426,374     382,868

Dividends and Distributions:
From net investment
  income               (151,092)    (76,151)    (49,549)    (88,193)
From net realized gain  (38,730)   (257,170)    (22,684)    (22,874)

 Decrease              (189,822)   (333,321)    (72,233)   (111,067)

Shareholder Transactions:
Proceeds from shares
  sold                 2,415,625   2,246,655   6,428,191   6,611,350
Reinvested
  distributions          149,415     232,373      11,097      17,784
Cost of shares redeemed(684,871)   (302,190)   (112,674)    (97,248)

 Increase              1,880,169   2,176,838   6,326,614   6,531,886

Net increase           2,016,654   2,307,362   6,680,755   6,803,687
Net Assets at beginning
  of year              4,452,235   2,144,873           _           _

Net Assets at end
  of year             $6,468,889  $4,452,235  $6,680,755  $6,803,687

Shares sold              184,743     178,777     654,923     667,640
Reinvested
  distributions           11,650      18,622       1,097       1,777
Shares redeemed         (54,078)    (23,548)    (11,740)    (10,025)

Net Increase             142,315     173,851     644,280     659,392
Shares outstanding at
  beginning of year      357,897     184,046           _           _

Shares outstanding at
  end of year            500,212     357,897     644,280     659,392

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                StatementS of changes in net assets (continued)
                        Portfolio

                        Conservative
                        Investor

                        3/31/98
                  (Commencement)
                              to
                        12/31/98

Increase in Net Assets from Operations:
Net investment income   $118,173
Net realized gain         93,809
Net change in
  unrealized
  appreciation           160,806

 Increase in Net Assets
  from Operations        372,788

Dividends and Distributions:
From net investment
  income               (117,427)
From net realized gain  (37,694)

 Decrease              (155,121)

Shareholder Transactions:
Proceeds from shares
  sold                 6,102,927
Reinvested
  distributions           16,586
Cost of shares redeemed (55,939)

 Increase              6,063,574

Net increase           6,281,241
Net Assets at beginning
  of year                      _

Net Assets at end
  of year             $6,281,241

Shares sold              614,081
Reinvested
  distributions            1,631
Shares redeemed          (5,754)

Net Increase             609,958
Shares outstanding at
  beginning of year            _

Shares outstanding at
  end of year            609,958

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                                Equity Portfolio
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value
Common Stock (91.5%)
Aerospace (1.6%)
 Boeing Co.                                           25,600      $835,200
 Precision Castparts Corp                             16,300      721,275

                                                                  1,556,475

Automotive & Auto Parts (8.3%)
 Bandag, Inc.                                         57,300      2,288,419
 Carlisle Companies Inc.                              32,300      1,667,488
 Ford Motor Co.                                       49,900      2,928,507
 TBC Corp.*                                           153,100     1,090,837

                                                                  7,975,251

Banks & Financial (12.7%)
 American Express Co.                                 19,400      1,983,650
 Associates First Capital Corp.                       31,324      1,327,355
 Bank One Corp.                                       40,063      2,045,717
 Citigroup, Inc.                                      59,800      2,960,100
 Ohio Casualty Corp.                                  48,000      1,974,000
 Washington Mutual, Inc.                              49,185      1,878,252

                                                                  12,169,074

Broadcasting & Publishing (4.9%)
 Chris-Craft Industries, Inc.*                        29,950      1,443,215
 Gibson Greetings, Inc.*                              43,800      520,125
 Meredith Corp.                                       43,500      1,647,563
 Moore Corp., Ltd.                                    97,800      1,075,800

                                                                  4,686,703

Electrical Equipment & Electronics (3.2%)
 Baldor Electric Co.                                  98,480      1,994,220
 General Electric Co.                                 10,500      1,071,657

                                                                  3,065,877

Entertainment & Leisure (4.1%)
 CPI Corp.                                            48,000      1,272,000
 Fleetwood Enterprises, Inc.                          75,900      2,637,525

                                                                  3,909,525

Furniture & Apparel (10.3%)
 Hillenbrand Industries, Inc.                         30,700      1,746,062
 Kellwood Co.                                         51,700      1,292,500
 La-Z-Boy Chair Co.                                   175,800     3,131,438
 Liz Claiborne, Inc.                                  57,400      1,811,688
 Reebok International*                                125,800     1,871,275

                                                                  9,852,963

Health Care (2.9%)
 Acuson Corp.*                                        68,000      1,011,500
 McKesson Corp.                                       9,700       766,906
 Merck & Co.                                          7,000       1,033,812

                                                                  2,812,218

Information Processing & Telecommunications (9.3%)
 A T & T Corp.                                        13,900      1,045,975
 Ascend Communications, Inc.*                         19,225      1,264,043
 International Business Machines Corp.                5,700       1,053,075
 Sun Microsystems, Inc.*                              54,800      4,692,250
 Telxon Corp.                                         62,200      863,025

                                                                  8,918,368

Merchandising (6.7%)
 Enesco Group Inc.                                    30,900      718,425
 Gymboree Corp.*                                      143,700     916,087
 Lands' End, Inc.*                                    60,400      1,627,025
 Longs Drug Stores Corp.                              83,100      3,116,250

                                                                  6,377,787

Metals & Mining (11.0%)
 AK Steel Holding Corp.                               117,100     2,751,850
 Aluminum Company of America                          36,400      2,714,075
 Cleveland-Cliffs, Inc.                               49,000      1,975,312
 Oregon Steel Mills, Inc.                             114,800     1,363,250
 Phelps Dodge Corp.                                   33,600      1,709,400

                                                                  10,513,887

Oil & Oil Services (5.0%)
 Royal Dutch Petroleum                                42,700      2,044,262
 Tidewater Inc.                                       55,500      1,286,907
 Valero Energy Corp.                                  68,300      1,451,375

                                                                  4,782,544

Transportation (4.5%)
 Alexander & Baldwin, Inc.                            84,400      1,962,300
 Norfolk Southern Corp.                               72,800      2,306,850

                                                                  4,269,150

Miscellaneous (7.0%)
 Kelly Services, Inc.                                 70,400      2,235,200
 Michael Foods, Inc.                                  58,700      1,761,000
 P G & E Corp.                                        58,994      1,858,312
 Park Electrochemical Corp.                           30,900      884,512

                                                                  6,739,024

Total common stock (cost: $67,540,326)                            87,628,846

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                          Equity portfolio (continued)
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value

Money Market Mutual Funds (4.3%)
 Federated Investors Prime Obligation                 4,126,287   $4,126,287

   Total money market mutual funds (cost: $4,126,287)             4,126,287

                              Interest    Maturity    Principal
                              Rate        Date        Amount

Short-term Notes (1.0%)
American General Finance Group 5.160%     01/25/99    $1,000,000  996,560

   Total short-term notes (cost: $996,560)                        996,560

Cash and Cash Equivalents (3.2%)
BONY Cash Reserve                                                 3,070,073

   Total cash and cash equivalent (cost: $3,070,073)              3,070,073

Total Investments (cost: $75,733,246)                             $95,821,766

       All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                             Money Market Portfolio
                               December 31, 1998
                              Interest    Maturity    Principal   Market
Description                   Rate        Date        Amount      Value

Short-term Notes (93.3%)
U.S. Government & Agency Obligations (47.7%)
 Federal Home Loan Bank
   Discount Notes             4.080%      01/04/99    $3,200,000  $3,198,672
 Federal Home Loan Bank
   Discount Notes             5.040%      01/06/99    3,000,000   2,997,925
 Federal Home Loan Mortgage
   Corp. Discount Notes       5.020%      01/22/99    5,500,000   5,483,960
 Federal Home Loan Mortgage
   Corp. Discount Notes       4.920%      03/09/99    9,200,000   9,115,758
 Federal Home Loan Mortgage
   Corp. Discount Notes       4.950%      02/03/99    5,200,000   5,176,405
 Federal Home Loan Mortgage
   Corp. Discount Notes       5.000%      02/05/99    4,100,000   4,080,070
 Federal National Mortgage
   Association Discount Notes 4.950%      03/02/99    6,000,000   5,950,500
 Federal National Mortgage
   Association Discount Notes 4.920%      01/15/99    3,000,000   2,994,260

                                                                  38,997,550

Corporate Obligations (45.6%)
 Automotive (7.5%)
  Ford Motor Credit Corp.     5.080%      01/11/99    2,400,000   2,400,000
  General Motors Acceptance
    Corp.                     5.112%      01/15/99    1,800,000   1,800,000
  General Motors Acceptance
    Corp.                     5.125%      01/21/99    1,900,000   1,900,000

                                                                  6,100,000

 Electrical Equipment (12.5%)
  General Electric Capital
    Corp.                     5.000%      01/20/99    2,600,000   2,600,000
  General Electric Capital
    Corp                      5.103%      01/22/99    3,200,000   3,200,000
  General Electric Capital
    Corp                      5.217%      02/01/99    2,200,000   2,200,000
  International Business
    Machines Credit Corp.     4.880%      01/20/99    2,200,000   2,200,000

                                                                  10,200,000

 Financial (14.8%)
  American Express            5.050%      01/06/99    1,400,000   1,400,000
  American Express            5.000%      02/18/99    1,000,000   1,000,000
  American General Finance    5.145%      01/27/99    3,300,000   3,300,000
  Associates Corporation of
    North America             5.091%      01/18/99    2,200,000   2,200,000
  Household Finance           5.115%      01/14/99    1,200,000   1,200,000
  Prudential Financing Corp.  5.248%      01/13/99    3,000,000   3,000,000

                                                                  12,100,000

 Machinery (5.4%)
  John Deere Capital Corp.    5.279%      02/08/99    3,200,000   3,200,000
  John Deere Capital Corp.    5.289%      02/11/99    1,200,000   1,200,000

                                                                  4,400,000

 Oil and Gas (5.4%)
  Chevron Oil Finance Co.     5.061%      01/29/99    2,300,000   2,300,000
  Texaco, Inc.                5.093%      01/08/99    2,100,000   2,100,000

                                                                  4,400,000

   Total short-term notes (cost: $76,197,550)                     76,197,550

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                       Money Market Portfolio (continued)
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value

Money Market Mutual Funds (5.9%)
Dreyfus Masternote Account                            2,017,040   $2,017,040
Federated Investors Prime Obligation                  2,835,530   2,835,530

   Total money market mutual funds (cost: $4,852,570)             4,852,570

Cash and Cash Equivalent (0.8%)
BONY Cash Reserve                                                 648,170

   Total cash and cash equivalents (cost: $648,170)               648,170

Total Investments (cost: $81,698,290)                             $81,698,290

       All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                                 Bond Portfolio
                               December 31, 1998
                              Interest    Maturity    Principal   Market
Description                   Rate        Date        Amount      Value

Long-term Notes and Bonds (95.0%)
U.S. Government & Agency Obligations (32.7%)
 Federal National Mortgage
   Association                5.750%      04/15/03    $1,000,000  $1,028,490
 Federal Home Loan Bank       8.375%      10/25/99    1,300,000   1,335,140
 U.S. Treasury Bonds          6.125%      08/15/07    700,000     764,533
 U.S. Treasury Bonds          7.250%      05/15/16    2,575,000   3,119,380
 U.S. Treasury Bonds          8.000%      11/15/21    1,800,000   2,406,654
 U.S. Treasury Notes          11.750%     02/15/10    900,000     1,223,940
 U.S. Treasury Notes          4.750%      11/15/08    500,000     503,905
 U.S. Treasury Notes          5.625%      05/15/08    100,000     106,718
 U.S. Treasury Notes          6.250%      02/28/02    1,700,000   1,777,741
 U.S. Treasury Notes          6.250%      04/30/01    2,025,000   2,096,200
 U.S. Treasury Notes          6.375%      03/31/01    800,000     829,432
 U.S. Treasury Notes          6.750%      04/30/00    1,450,000   1,488,062

                                                                  16,680,195

Mortgage-Backed and Asset-Backed Securities (36.2%)
 American Southwest
   Financial Corp. CMO        8.900%      03/01/18    143,646     145,801
 California Infrastructure    6.220%      03/25/04    400,000     403,112
 Federal Home Loan Mortgage
   Corp. Gold Pool #E72468    5.500%      10/01/13    702,025     693,503
 Federal Home Loan Mortgage
   Corp. Gold Pool #E00543    6.000%      04/01/13    232,482     233,354
 Federal Home Loan Mortgage
   Corp. Gold Pool #E00565    6.000%      08/01/13    502,256     504,225
 Federal Home Loan Mortgage
   Corp. Gold Pool #E69858    6.000%      04/01/13    628,141     630,603
 Federal Home Loan Mortgage
   Corp. Gold Pool #E69878    6.000%      04/01/13    52,494      52,700
 Federal Home Loan Mortgage
   Corp. Gold Pool #E71048    6.000%      07/01/13    37,985      38,134
 Federal Home Loan Mortgage
   Corp. Gold Pool #E71645    6.000%      08/01/13    488,041     489,954
 Federal Home Loan Mortgage
   Corp. Gold Pool #E72105    6.000%      09/01/13    488,561     490,476
 Federal Home Loan Mortgage
   Corp. Gold Pool #G10817    6.000%      06/01/13    684,410     687,093
 Federal Home Loan Mortgage
   Corp. Gold Pool #C14364    6.500%      09/01/28    704,163     709,430
 Federal Home Loan Mortgage
   Corp. Gold Pool #C14872    6.500%      09/01/28    181,176     182,531
 Federal Home Loan Mortgage
   Corp. To Be Allocated      6.000%      01/14/29    700,000     691,467
 Federal Home Loan Mortgage
   Corp. To Be Allocated      6.000%      01/14/29    800,000     790,250
 Federal Home Loan Mortgage
   Corp. CMO                  6.500%      04/15/21    400,000     406,500
 Federal National Mortgage
   Association CMO            7.500%      12/25/09    600,000     639,750
 GNMA Pool #480714            6.000%      11/15/28    329,689     326,940
 GNMA Pool #482825            6.000%      11/15/28    554,873     550,245
 GNMA Pool #492362            6.000%      10/15/28    263,958     261,757
 GNMA Pool #436282            6.500%      03/15/28    331,092     334,540
 GNMA Pool #456941            6.500%      06/15/28    580,761     586,731
 GNMA Pool #462829            6.500%      07/15/28    402,115     406,301
 GNMA Pool #463145            6.500%      04/15/28    1,003,453   1,013,900
 GNMA Pool #465364            6.500%      08/15/28    489,938     495,038
 GNMA Pool #468723            6.500%      02/15/28    364,171     367,962
 GNMA Pool #474638            6.500%      08/15/28    394,530     398,637
 GNMA Pool #399083            7.000%      01/15/27    2,719,407   2,783,802
 GNMA Pool #462142            7.000%      05/12/26    215,034     220,126
 GNMA Pool #416402            7.500%      07/15/26    21,170      21,830
 GNMA Pool #424739            7.500%      05/15/26    484,735     499,796
 GNMA Pool #425039            7.500%      05/15/26    38,790      39,995
 GNMA Pool #452827            7.500%      05/15/28    358,424     369,900
                                    (continued on next page)
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                           Bond Portfolio (continued)
                               December 31, 1998
                              Interest    Maturity    Principal   Market
Description                   Rate        Date        Amount      Value

Long-term Notes and Bonds (95.0%) (continued)
Mortgage-Backed and Asset-Backed Securities (36.2%) (continued)
 GNMA Pool #415539            8.000%      07/15/27    $229,097    $238,116
 GNMA Pool #443216            8.000%      07/15/27    472,318     490,913
 Green Tree Manufactured
   Housing ABS                7.290%      03/15/28    1,200,000   1,260,750

                                                                  18,456,162

Corporate Obligations (26.1%)
 American Express Debentures  8.500%      08/15/01    400,000     430,196
 Anheuser-Busch Cos. Inc.
   Debentures                 6.750%      12/15/27    400,000     436,424
 Associates Corporation of
   North America Notes        5.600%      01/15/01    1,600,000   1,606,224
 Commercial Credit Company    5.550%      02/15/02    1,000,000   1,002,890
 El Paso Natural Gas
   Company Notes              7.750%      01/15/02    200,000     210,220
 Eli Lilly & Company
   Debentures                 7.125%      06/01/25    400,000     458,712
 Enron Corp. Notes            6.450%      11/15/01    400,000     406,130
 Ford Motor Credit
   Corp. Notes                7.750%      11/15/02    850,000     915,526
 General Motors Acceptance
   Corporation Notes          5.850%      04/06/00    500,000     503,005
 GTE Corp. Debentures         6.940%      04/15/28    500,000     543,025
 Hydro-Quebec Debentures      8.050%      07/07/24    400,000     480,020
 ICI Wilmington Notes         6.750%      09/15/02    600,000     613,500
 Key Bank NA Notes            6.500%      10/15/27    300,000     315,975
 Korean Development
   Bank Notes                 7.375%      09/17/04    500,000     456,420
 Petroliam Nasional
   Berhad Notes               7.125%      10/18/06    500,000     405,912
 PNC Funding Corp. Notes      6.875%      03/01/03    400,000     417,376
 Public Service New Mexico    7.100%      08/01/05    350,000     352,220
 Raytheon Co. Notes           5.950%      03/15/01    800,000     807,024
 Service Corp. Notes          6.750%      06/01/01    900,000     921,160
 Signet Bank Notes            7.800%      09/15/06    400,000     452,292
 Sprint Capital Corp          6.875%      11/15/28    700,000     727,510
 Tyco International Group
   SA Series 144A             6.125%      11/01/08    600,000     605,000
 Union Pacific Resources
   Debentures                 7.050%      05/15/18    300,000     279,483

                                                                  13,346,244

   Total long-term notes and bonds (cost: $47,538,782)            48,482,601

                                                      Shares

Money Market Mutual Funds (2.0%)
Federated Investors Prime Obligation                  1,014,205   1,014,205

   Total money market mutual funds (cost: $1,014,205)             1,014,205

Cash and Cash Equivalents (3.0%)
BONY Cash Reserve                                                 1,535,701

   Total cash and cash equivalent (cost: $1,535,701)
                                                                  1,535,701

   Total Investments (costs: $50,088,688)                         $51,032,507

       All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                               Managed Portfolio
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value
Common Stock (55.0%)
Aerospace (1.0%)
 Boeing Co.                                           13,500      $440,437
 Precision Castparts Corp.                            7,300       323,025

                                                                  763,462

Automotive & Auto Parts (4.9%)
 Bandag, Inc.                                         26,200      1,046,362
 Carlisle Companies Inc.                              16,000      826,000
 Ford Motor Co.                                       21,900      1,285,256
 TBC Corp.*                                           68,300      486,638

                                                                  3,644,256

Banks & Financial (7.6%)
 American Express Co.                                 8,600       879,350
 Associates First Capital Corp.                       15,440      654,270
 Bank One Corp.                                       18,985      969,421
 Citigroup, Inc.                                      27,109      1,341,895
 Ohio Casualty Corp.                                  21,900      900,638
 Washington Mutual, Inc.                              23,305      889,960

                                                                  5,635,534

Broadcasting & Publishing (3.0%)
 Chris-Craft Industries, Inc.*                        14,065      677,758
 Gibson Greetings, Inc.*                              22,700      269,562
 Meredith Corp.                                       21,300      806,738
 Moore Corp., Ltd                                     41,500      456,500

                                                                  2,210,558

Electrical Equipment & Electronics (1.9%)
 Baldor Electric Co.                                  45,400      919,350
 General Electric Co.                                 5,100       520,520

                                                                  1,439,870

Entertainment & Leisure (2.4%)
 CPI Corp.                                            21,800      577,700
 Fleetwood Enterprises, Inc.                          34,500      1,198,875

                                                                  1,776,575

Furniture & Apparel (6.0%)
 Hillenbrand Industries, Inc.                         13,400      762,125
 Kellwood Co.                                         24,500      612,500
 La-Z-Boy Chair Co.                                   76,200      1,357,313
 Liz Claiborne, Inc.                                  26,800      845,875
 Reebok International*                                58,700      873,163

                                                                  4,450,976

Health Care (1.9%)
 Acuson Corp.*                                        34,500      513,188
 McKesson Corp.                                       3,200       472,600
 Merck & Co.                                          5,000       395,312

                                                                  1,381,100

Information Processing & Telecommunications (5.6%)
 A T & T Corp.                                        7,300       549,325
 Ascend Communications Inc.*                          8,975       590,106
 International Business Machines Corp.                2,900       535,775
 Sun Microsystems, Inc.*                              24,200      2,072,125
 Telxon Corp.                                         30,600      424,575

                                                                  4,171,906

Merchandising (3.7%)
 Enesco Group Inc.                                    8,200       190,650
 Gymboree Corp.*                                      68,100      434,137
 Lands' End, Inc.*                                    25,500      686,906
 Longs Drug Stores Corp.                              37,200      1,395,000

                                                                  2,706,693

Metals & Mining (6.6%)
 AK Steel Holding Corp.                               54,000      1,269,000
 Aluminum Company of America                          16,400      1,222,825
 Cleveland-Cliffs, Inc.                               22,800      919,125
 Oregon Steel Mills, Inc.                             56,000      665,000
 Phelps Dodge Corp.                                   15,600      793,650

                                                                  4,869,600

Oil & Oil Services (3.1%)
 Royal Dutch Petroleum Co.                            19,300      923,987
 Tidewater Inc.                                       28,200      653,888
 Valero Energy Corp.                                  32,100      682,125

                                                                  2,260,000

Transportation (2.9%)
 Alexander & Baldwin, Inc.                            39,200      911,400
 Norfolk Southern Corp.                               38,100      1,207,293

                                                                  2,118,693

Miscellaneous (4.4%)
 Kelly Services, Inc.                                 32,100      1,019,175
 Michael Foods, Inc.                                  24,700      741,000
 P G & E Corp.                                        27,254      858,501
 Park Electrochemical Corp.                           21,100      603,987

                                                                  3,222,663

Total common stock (cost: $31,016,013)                            40,651,886

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                         Managed Portfolio (continued)
                               December 31, 1998
                              Interest    Maturity    Principal   Market
Description                   Rate        Date        Amount      Value

Long-Term Notes and Bonds (41.0%)
U.S. Government and Agency Obligations (13.4%)
 Federal National Mortgage
   Association Bonds          8.350%      11/10/99    $500,000    $514,140
 Federal Home Loan Bank       8.375%      10/25/99    900,000     924,328
 Federal Home Loan Bank       8.600%      06/25/99    500,000     508,280
 U.S. Treasury Bonds          7.250%      05/15/16    1,125,000   1,362,836
 U.S. Treasury Bonds          8.000%      11/15/21    1,350,000   1,804,990
 U.S. Treasury Notes          11.750%     02/15/10    350,000     475,976
 U.S. Treasury Notes          4.750%      11/15/08    150,000     151,171
 U.S. Treasury Notes          5.625%      05/15/08    200,000     213,438
 U.S. Treasury Notes          5.750%      08/15/03    1,375,000   1,435,802
 U.S. Treasury Notes          6.250%      02/28/02    400,000     418,292
 U.S. Treasury Notes          6.250%      04/30/01    1,200,000   1,242,192
 U.S. Treasury Notes          6.375%      03/31/01    850,000     881,271

                                                                  9,932,716

Mortgage-Backed and Asset-Backed Securites (15.6%)
 California Infrastructure    6.220%      03/25/04    300,000     302,334
 Federal Home Loan Mortgage
   Corp. Gold Pool #E69502    6.000%      03/01/13    475,368     477,231
 Federal Home Loan Mortgage
   Corp. Gold Pool #E00543    6.000%      04/01/13    477,615     479,406
 Federal Home Loan Mortgage
   Corp. Gold Pool #C14872    6.500%      09/01/28    678,164     683,238
 Federal Home Loan Mortgage
   Corp. To Be Allocated      6.000%      01/14/29    750,000     740,857
 Federal Home Loan Mortgage
   Corp. To Be Allocated      6.000%      01/14/29    500,000     493,906
 Federal Home Loan Mortgage
   Corp. CMO                  6.500%      04/15/21    300,000     304,875
 GNMA Pool #407966            6.500%      02/15/28    756,194     763,953
 GNMA Pool #422407            6.500%      01/15/26    185,850     187,844
 GNMA Pool #424578            6.500%      04/15/26    480,766     485,925
 GNMA Pool #425983            6.500%      03/15/26    253,794     256,517
 GNMA Pool #431962            6.500%      05/15/26    362,978     366,873
 GNMA Pool #443577            6.500%      07/15/28    301,682     304,822
 GNMA Pool #465963            6.500%      03/15/28    114,134     115,310
 GNMA Pool #468340            6.500%      08/15/28    483,716     488,752
 GNMA Pool #471262            6.500%      05/15/28    1,003,302   1,013,747
 GNMA Pool #474638            6.500%      08/15/28    108,137     109,263
 GNMA Pool #399069            7.000%      01/15/27    1,730,557   1,771,537
 GNMA Pool #416741            7.000%      05/15/26    467,748     478,824
 GNMA Pool #436741            7.500%      01/15/27    476,964     491,784
 GNMA Pool #443216            8.000%      07/15/27    247,069     256,796
 GNMA Pool #451312            8.000%      07/15/27    173,551     180,383
 Green Tree Manufacturing
   Housing ABS                7.290%      03/15/28    800,000     840,500

                                                                  11,594,677

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                         Managed portfolio (continued)
                               December 31, 1998
                              Interest    Maturity    Principal   Market
Description                   Rate        Date        Amount      Value

Long-Term Notes and Bonds(41.0%) (continued)
Corporate Obligations (12.0%)
 American Express Debentures  8.500%      08/15/01    $200,000    $215,100
 Anheuser-Busch Cos. Inc.
   Debentures                 6.750%      12/15/27    450,000     490,978
 Associates Corporation of
   North America Notes        5.600%      01/15/01    400,000     401,556
 Commercial Credit Company    5.550%      02/15/01    700,000     702,023
 El Paso Natural Gas Company
   Notes                      7.750%      01/15/02    100,000     105,110
 Eli Lilly & Company
   Debentures                 7.125%      06/01/25    300,000     344,034
 Enron Corp. Notes            6.450%      11/15/01    300,000     304,596
 Ford Motor Credit Corp.
   Notes                      7.750%      11/15/02    600,000     646,254
 General Motors Acceptance
   Corp.                      5.850%      04/06/00    750,000     754,507
 GTE Corp. Debentures         6.940%      04/15/28    350,000     380,117
 Hydro-Quebec Debenture       8.050%      07/07/24    250,000     300,012
 ICI Wilmington Notes         6.750%      09/15/02    400,000     409,000
 Key Bank NA Notes            6.500%      10/15/27    250,000     263,313
 Korean Development Bank
   Notes                      7.375%      09/17/04    400,000     365,136
 Petroliam Nasional Berhad
   Notes                      7.125%      10/18/06    500,000     405,912
 PNC Funding Corp. Notes      6.875%      03/01/03    300,000     313,032
 Public Service New Mexico    7.100%      08/01/05    200,000     201,270
 Raytheon Co. Notes           5.950%      03/15/01    650,000     655,707
 Service Company International
   Notes                      6.750%      06/01/01    700,000     716,458
 Signet Bank Notes            7.800%      09/15/06    300,000     339,220
 Sprint Capital Corp          6.875%      11/15/28    300,000     311,790
 Union Pacific Resources
   Debentures                 7.050%      05/15/18    250,000     232,902

                                                                  8,858,027

   Total long-term notes and bonds (cost: $29,739,232)            30,385,420

                                                      Shares
Money Market Mutual Funds (0.7%)
 Federated Investors Prime Obligation                 523,271     523,271

   Total money market mutual funds (cost: $523,271)               523,271

Cash and Cash Equivalents (3.3%)
 BONY Cash Reserve                                                2,462,694

   Total cash and cash equivalent (cost: $2,462,694)              2,462,694

 Total Investments (cost: $63,741,210)                            $74,023,271

       All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                      Tactical Asset Allocation Portfolio
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value
Common Stock (54.7%)
Airlines (1.2%)
 Comair Holdings, Inc.                                2,250       $75,937

                                                                  75,937

Automotive (4.2%)
 Daimler Chrysler Corp.*                              1,247       119,790
 Ford Motor Co.                                       1,200       70,425
 Paccar, Inc.                                         2,000       82,250

                                                                  272,465

Banks & Financial (1.8%)
 Bank One Corp.                                       1,500       76,594
 Republic New York Co.                                800         36,450

                                                                  113,044

Building Materials (1.5%)
 Martin marietta Materials, Inc.                      1,500       93,281

                                                                  93,281

Capital Goods (2.7%)
 AGCO Corp.                                           10,000      78,750
 Trinity Industries                                   2,500       96,250

                                                                  175,000

Chemicals (1.0%)
 Potash Corporation of Saskatchewan                   1,000       63,875

                                                                  63,875

Energy (4.1%)
 Diamond Offshore Drilling                            4,000       94,750
 R & B Falcon Corp.*                                  7,000       53,375
 Tidewater Inc.                                       5,000       115,938

                                                                  264,063

Financial Services (4.5%)
 AMBAC Financial Group, Inc.                          2,000       120,375
 Chase Manhattan Corp.                                1,500       102,093
 Lehman Brothers Holding, Inc.                        1,500       66,093

                                                                  288,561

Government Sponsored Enterprises (1.2%)
 Fannie Mae                                           1,000       74,000

                                                                  74,000

Insurance (7.8%)
 AFLAC, Inc.                                          3,000       132,000
 Allstate Corp.                                       2,500       96,563
 American National Insurance                          800         66,200
 Conseco, Inc.                                        4,207       128,577
 Frontier Insurance Group, Inc.                       6,000       77,250

                                                                  500,590

Manufactured Housing (1.5%)
 Clayton Homes, Inc.                                  5,000       69,063
 Oakwood Homes Corp.                                  2,000       30,375

                                                                  99,438

Mortgage Services (3.3%)
 Countrywide Credit Industries, Inc.                  2,000       100,375
 MGIC Investment Corp.                                1,500       59,718
 PMI Group, Inc.                                      1,000       49,375

                                                                  209,468

Real Estate (2.9%)
 Duke Realty Investments, Inc.                        2,000       46,500
 Simon Property Group                                 1,000       28,500
 Storage USA                                          2,000       64,625
 Winston Hotels, Inc.                                 6,000       49,125

                                                                  188,750

Restaurants (2.6%)
 Cracker Barrel Old Country Store, Inc.               3,000       69,938
 Tricon Global Restaurants Inc.*                      2,000       100,250

                                                                  170,188

Retail (3.0%)
 Burlington Coat Factory Warehouse                    5,000       81,563
 Fingerhut Companies, Inc.*                           5,000       77,187
 Payless Shoesource, Inc.*                            764         36,195

                                                                  194,945

Technology (2.4%)
 ECI Telecommunications Limited Designs               3,000       106,875
 Miami Computer Supply Corp.*                         2,000       49,250

                                                                  156,125

Telecommunications (5.1%)
 A T& T Corp.                                         1,000       75,250
 Alltel Corp.                                         2,960       177,045
 Sprint Corp. (PCS Group)*                            400         9,250
 Sprint Corp. (Fon Group)                             800         67,300

                                                                  328,845

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                Tactical Asset Allocation Portfolio (continued)
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value

Common Stock (54.7%) (continued)
Tobacco (1.4%)
 Philip Morris Companies, Inc.                        1,700       $90,950

                                                                  90,950

Transportation (1.4%)
 Halter Marine Group, Inc.*                           5,000       24,375
 Norfolk Southern Corp.                               2,000       63,375

                                                                  87,750

Miscellaneous (1.1%)
 Minnesota Mining & Manufacturing Co.                 1,000       71,125

                                                                  71,125

   Total common stock (cost: $3,209,785)                          3,518,400

Preferred Stock (0.8%)
News Corp LTD.                                        2,000       49,375

   Total preferred stock (cost: $35,535)                          49,375

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                Tactical Asset Allocation Portfolio (continued)
                               December 31, 1998
                              Interest    Maturity    Principal   Market
Description                   Rate        Date        Amount      Value

Long-Term Notes (37.0%)
U.S. Government and Agency Obligations (22.6%)
 Federal National Mortgage
   Association Notes          5.250%      01/15/03    $200,000    $201,374
 Federal National Mortgage
   Association Notes          5.625%      03/15/01    150,000     152,445
 Federal National Mortgage
   Association Notes          7.500%      02/02/07    150,000     153,687
 Federal Home Loan Bank Notes 6.100%      04/29/04    150,000     149,343
 Federal Home Loan Bank       5.500%      07/14/00    150,000     151,327
 US Treasury Notes            6.125%      08/15/07    200,000     218,440
 US Treasury Notes            5.500%      04/15/00    100,000     101,016
 US Treasury Notes            5.875%      02/15/04    150,000     158,250
 US Treasury Notes            6.500%      10/15/06    150,000     166,383

                                                                  1,452,265

Corporate Obligations (14.4%)
 Cendant Corp.                7.750%      12/01/03    150,000     151,600
 Commercial Credit Co.        6.500%      08/01/04    150,000     156,140
 E.I. Dupont De Nemours       6.500%      09/01/02    150,000     156,721
 Merrill Lynch & Co.          6.020%      05/11/01    150,000     151,875
 PHH Corp.                    7.020%      11/09/01    150,000     157,138
 Washington Water Power       5.990%      12/10/07    150,000     149,437

                                                                  922,911

   Total long-term notes and bonds (cost: $2,319,866)             2,375,176

Short-Term Notes (5.9%)
 General Motors Acceptance
   Corp.                      5.600%      01/11/99    125,000     124,806
 Windmill CP                  6.000%      01/04/99    256,000     255,872

   Total short-term notes and bonds (cost: $380,678)              380,678

Cash and Cash Equivalents (1.6%)
BONY Cash Reserve                                                 100,132

   Total cash and cash equivalents (cost: $100,132)               100,132

Total Investments (cost: $6,045,996)                              $6,423,761

       All investments are in United States enterprises.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                         Aggressive Investor Portfolio
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value
Common Stock (80.4%)
Aerospace & Air Transport (1.3%)
 Boeing Co.                                           900         $29,363
 Precision Castparts Corp.                            900         39,825
 U.S. Airways Group, Inc.                             300         15,600

                                                                  84,788

Appliances & Household Durables (0.2%)
 Electrolux AB Sponsored ADR                          170         5,930
 Foreningssparbanken AB ADR                           264         6,840

                                                                  12,770

Automotive & Auto Parts (3.7%)
 Bandag, Inc.                                         1,700       67,894
 Carlisle Companies, Inc.                             1,000       51,625
 Ford Motor Co.                                       1,400       82,163
 Honda Motor Co.                                      71          4,740
 TBC Corp.*                                           4,600       32,775
 Volkswagen AG Sponsored ADR                          546         8,801

                                                                  247,998

Banks & Financial (9.3%)
 American Express Co.                                 700         71,575
 Associates First Capital Corp.                       976         41,360
 AXA UAP ADR.                                         201         14,523
 Banco Central Hispanoamericano ADR                   657         7,885
 Bank of Ireland ADR                                  131         11,790
 Bank of Tokyo-Mitsubshi ADR                          496         5,210
 Bank One Corp.                                       1,500       76,593
 Barclays PLC ADR                                     67          6,030
 Citigroup, Inc.                                      1,800       89,100
 Countrywide Credit Industries, Inc.                  400         20,075
 Dresdner Bank AG Sponsored ADR.                      190         7,930
 Fannie Mae                                           300         22,200
 Federal Home Loan Mortgage Association               300         19,331
 Fifth Third Bancorp.                                 400         28,525
 Finova Group                                         200         10,787
 ING Groep N.V. ADR                                   112         6,965
 National Westminster Bank ADR                        46          5,451
 Ohio Casualty Corp.                                  1,500       61,687
 San Paolo-IMI SPA Sponsored ADR                      307         10,975
 SLM Holdings Corp.                                   500         24,000
 Societe Generale ADR                                 227         7,330
 Telecom Italia SPA Sponsored ADR                     189         16,443
 UBS AG+                                              15          4,610
 Washington Mutual Inc.                               1,500       57,281

                                                                  627,656

Broadcasting & Publishing (3.7%)
 Cablevision Systems Corp., Class A                   300         15,056
 CBS Corp.                                            600         19,650
 Chris-Craft Industries, Inc.*                        900         43,370
 Clear Channel Communication.                         500         27,250
 Gannett Co.                                          700         45,150
 Gibson Greetings, Inc.*                              1,300       15,438
 Meredith Corp.                                       1,300       49,238
 Moore Corp., Ltd.                                    2,600       28,600
 WPP Group PLC ADR.                                   150         9,262

                                                                  253,014

Building & Forest Products (0.1%)
 Cementos De Mexico ADR                               7           30
 CRH PLS Sponsored ADR                                370         6,660

                                                                  6,690

Business & Public Services (2.6%)
 Aetna, Inc.                                          200         15,725
 Allied Waste Industries, Inc.                        500         11,812
 Kelly Services, Inc.                                 2,100       66,675
 Waste Management, Inc.                               300         13,987
 Interpublic Group of Companies, Inc.                 600         47,850
 Paychex Inc.                                         400         20,575

                                                                  176,624

Chemicals (0.6%)
 Henkel KGAA ADR                                      129         10,380
 Montedison SPA ADR                                   406         5,354
 Praxair Inc.                                         300         10,575
 Rhone-Poulenc ADR                                    263         13,215

                                                                  39,524

Electrical Equipment & Electronics (5.3%)
 Baldor Electric Co.                                  2,700       54,675
 Bayerische Moteren Werke (BMW) ADR                   10          7,822
 Canon Inc. ADR                                       236         5,075
                                      (continued on next page)
+not a United States enterprise
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                   Aggressive Investor Portfolio (continued)
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value
Common Stock (80.4%) (continued)
Electrical Equipment & Electronics (5.3%) (continued)
 Dai Nippon Print Unsponsored ADR                     50          $7,855
 Fuji Photo Film ADR                                  144         5,275
 General Electric Co.                                 1,400       142,887
 Honeywell, Inc.                                      200         15,062
 ITO-Yokado Co. Ltd. Sponsored ADR                    164         11,316
 Lucent Technologies, Inc.                            200         22,000
 Minebea Company LTD Sponsored ADR                    390         8,800
 Mitsubishi Corp. Sponsored ADR                       650         7,364
 Nippon Telegraph & Telephone Sponsored ADR           188         7,050
 Nokia Corporation ADR-A                              161         19,390
 Pitney-Bowes, Inc.                                   200         13,212
 Royal Philips Electronics NV. ADR                    64          4,332
 Sekisui House, Ltd. Unsponsored ADR                  100         10,417
 Sony Corp. ADR                                       88          6,314
 Sterling Software Inc.                               400         10,825

                                                                  359,671

Energy Source (0.3%)
 RWE AG ADR                                           196         10,682
 Total S.A. ADR                                       182         9,054

                                                                  19,736

Entertainment & Leisure (2.0%)
 CPI Corp.                                            1,400       37,100
 Fleetwood Enterprises, Inc.                          2,200       76,450
 McDonald's Corp.                                     200         15,325
 Nintendo Company Ltd.                                660         7,873

                                                                  136,748

Food, Beverage, Tobacco (3.3%)
 Coca-Cola Co.                                        1,300       86,937
 Compass Group PLC ADR                                518         5,951
 Diageo PLC ADR                                       165         7,631
 Groupe Danone ADR                                    231         12,993
 Michael Foods, Inc.                                  1,800       54,000
 Nestle SA ADR                                        122         13,310
 Pepsico Inc.                                         500         20,470
 Philip Morris Companies, Inc.                        200         10,700
 Tootsie Roll Industries, Inc.                        300         11,738

                                                                  223,730

Furniture & Apparel (4.5%)
 Ethan Allen Interiors, Inc.                          300         12,300
 Hillenbrand Industries, Inc.                         700         39,812
 Kellwood Co.                                         1,500       37,500
 La-Z-Boy Inc.                                        4,600       81,938
 Liz Claiborne, Inc.                                  1,800       56,813
 Reebok International*                                3,800       56,525
 Safeskin Corp.                                       500         12,062
 Sealed Air Corp.                                     200         10,213

                                                                  307,163

Health Care (7.2%)
 Acuson Corp.*                                        2,300       34,213
 Amgen Inc.                                           500         52,281
 Bristol-Myers Squibb Co.                             700         93,670
 McKesson Corp.                                       500         39,531
 Merck & Co.                                          900         132,920
 Novartis AG ADR                                      134         13,170
 Pfizer Inc.                                          100         12,543
 Schering-Plough                                      900         49,725
 Watson Pharmaceutical Inc.                           300         18,862
 Wellpoint Health Networks, Inc.                      400         34,800
 Zeneca Group PLC ADR                                 132         5,923

                                                                  487,638

Household Products (1.4%)
 Colgate-Palmolive Co.                                200         18,575
 Procter & Gamble Co.                                 700         63,920
 Unilever N.V ADR                                     105         8,710
 Unilever PLC Sponsored ADR                           125         5,625

                                                                  96,830

Information Processing & Telecommunications (13.8%)
 A T & T Corp.                                        400         30,100
 Airtouch Communications, Inc.                        200         14,425
 Alcatel Alsthom CGE Sponsored ADR                    368         8,993
 Ameritech Corp.                                      800         50,700
 Ascend Communications, Inc.*                         625         41,093
 BASF AF Unsponsored ADR                              222         8,436
 Bell Atlantic Corp.                                  200         10,600
 BMC Software Inc.                                    400         17,825
 Cisco Systems, Inc.                                  1,100       102,093
 Compaq Computer Corp.                                600         25,162
 Dell Computer Corp.                                  900         65,868
 France Telecom S.A. Sponsored ADR                    223         17,603
 Intel Corp.                                          900         106,706
 International Business Machines Corp                 400         73,900
                                      (continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                   Aggressive Investor Portfolio (continued)
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value
Common Stock (80.4%) (continued)
Information Processing & Telecommunications (13.8%) (continued)
 MCI Worldcom, Inc.                                   200         $14,350
 Microsoft Corp.                                      800         110,950
 Portugal Telecom S.A. ADR                            92          4,105
 Sun Microsystems, Inc.*                              1,700       145,562
 Systeme, Anwendungen, Produkte AG ADR                208         7,501
 Tele-Danmark A/S ADR                                 133         9,027
 Telefonica SA ADR                                    36          4,873
 Tellabs Inc.                                         300         20,570
 Telxon Corp.                                         1,900       26,362
 TNT Post Group N.V. Sponsored ADR                    96          3,120
 Vodafone Group PLC ADR                               78          12,567

                                                                  932,491

Media (0.3%)
 Omnicon Group Inc.                                   300         17,400
 Royal PTT Nederland ADR                              76          3,820

                                                                  21,220

Merchandising (6.6%)
 Albertson's, Inc.                                    500         31,843
 Amazon Com, Inc.                                     200         64,250
 Dayton-Hudson Corp.                                  700         37,975
 Enesco Group, Inc.                                   1,800       41,850
 Gymboree Corp.*                                      4,900       31,237
 Kroger Co.                                           500         30,250
 Lands' End, Inc.*                                    2,200       59,262
 Longs Drug Stores, Inc.                              2,400       90,000
 Sears Roebuck & Company                              300         12,750
 Staples Inc.                                         800         34,950
 Whole Foods Market, Inc.                             200         9,675

                                                                  444,042

Metals & Mining (4.8%)
 AK Steel Holding Corp.                               3,500       82,250
 Aluminum Company of America                          1,100       82,018
 Cleveland-Cliffs, Inc.                               1,500       60,468
 Oregon Steel Mills, Inc.                             4,300       51,062
 Phelps Dodge Corp.                                   1,000       50,875

                                                                  326,673

Oil & Oil Services (2.2%)
 BP Amoco PLC ADR                                     68          6,094
 Royal Dutch Petroleum Co.                            1,200       57,450
 Tidewater, Inc.                                      1,900       44,056
 Valero Energy Corp.                                  2,100       44,625

                                                                  152,225

Personal Care (1.4%)
 Johnson & Johnson                                    400         $33,550
 Warner-Lambert Co.                                   800         60,150

                                                                  93,700

Real Estate (1.2%)
 Boston Properties, Inc.                              500         15,250
 Post Properties, Inc.                                700         26,906
 Starwood Financial Trust                             600         36,000

                                                                  78,156

Retailing (0.6%)
 Boots Company PLC ADR                                240         8,191
 Costco Companies Inc.                                400         28,875
 The Great Universal Stores PLC ADR                   447         4,697

                                                                  41,763

Transportation (1.8%)
 Alexander & Baldwin, Inc.                            2,500       58,125
 Norfolk Southern Corp.                               2,100       66,543

                                                                  124,668

Utilities (0.9%)
 BG PLC ADR                                           186         6,080
 P G & E Corp.                                        1,700       53,550

                                                                  59,630

Miscellaneous (1.3%)
 Hercules, Inc.                                       400         10,950
 Mannesmann AG ADR                                    100         11,530
 Park Electrochemical Corp.                           1,300       37,212
 Transocean Offshore, Inc.                            1,000       26,812

                                                                  86,504

Total common stock (cost: $5,132,960)                             5,441,652

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                   Aggressive Investor Portfolio (continued)
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value

Mutual Funds (3.4%)
Federated High Yield Fund                             25,614      $228,227

   Total mutual funds (cost: $250,000)                            228,227

                              Interest    Maturity    Principal
                              Rate        Date        Amount

Long-Term Notes and Bonds (13.2%)
U.S. Government & Agency Obligations (4.3%)
 U.S. Treasury Bonds          8.000%      11/15/21    $25,000     33,425
 U.S. Treasury Notes          4.750%      11/15/08    25,000      25,195
 U.S. Treasury Notes          5.750%      08/15/03    75,000      78,316
 U.S. Treasury Notes          6.250%      02/28/02    125,000     130,665
 U.S. Treasury Notes          6.375%      03/31/01    25,000      25,921

                                                                  293,522

Mortgage Backed Securities (5.8%)
 Federal Home Loan Mortgage
   Corp. To Be Allocated      6.000%      01/14/29    100,000     98,781
 GNMA Pool #482825            6.000%      11/15/28    100,886     100,045
 GNMA Pool #454007            6.500%      04/15/28    98,301      99,325
 GNMA Pool #474143            7.000%      04/15/28    91,815      93,990

                                                                  392,141

Corporate Obligations (3.1%)
 Anheuser-Busch Cos. Inc.
   Debentures                 6.750%      12/15/27    25,000      27,277
 Ford Motor Credit            7.750%      11/15/02    25,000      26,928
 General Motors Acceptance
   Corporation Notes          5.850%      04/06/00    25,000      25,150
 GTE Corp. Debentures         6.940%      04/15/28    25,000      27,151
 Key Bank NA Notes            6.500%      10/15/27    25,000      26,331
 Public Service New Mexico    7.100%      08/01/05    25,000      25,160
 Sprint Capital Corp          6.875%      11/15/28    25,000      25,982
 Union Pacific Resources
   Debentures                 7.050%      05/15/18    25,000      23,290

                                                                  207,269

   Total notes and bonds (cost: $882,885)                         892,932

Cash and Cash Equivalents (3.0%)
BONY Cash Reserve                                                 205,680

   Total cash and cash equivalents (cost: $205,680)               205,680

Total Investments (cost: $6,471,525)                              $6,768,491

Investments are in United States enterprises unless otherwise noted.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            schedule of investments
                          Moderate Investor Portfolio
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value
Common Stock (59.4%)
Aerospace & Air Transport (0.8%)
 Boeing Co.                                           700         $22,838
 Precision Castparts Corp.                            700         30,975
 U.S. Airways Group, Inc.                             200         10,400

                                                                  64,213

Appliances & Household Durables (0.2%)
 Electrolux AB Sponsored ADR                          168         5,860
 Foreningssparbanken AB ADR                           262         6,788

                                                                  12,648

Automotive & Auto Parts (3.0%)
 Bandag, Inc.                                         1,500       59,906
 Carlisle Companies, Inc.                             800         41,300
 Ford Motor Co.                                       1,100       64,556
 Honda Motor Co.                                      70          4,672
 TBC Corp.*                                           3,800       27,075
 Volkswagen AG Sponsored ADR                          542         8,738

                                                                  206,247

Banks & Financial (6.9%)
 American Express Co.                                 500         51,125
 Associates First Capital Corp.                       818         34,662
 AXA UAP ADR                                          200         14,450
 Banco Central Hispanoamericano ADR                   651         7,812
 Bank of Ireland ADR                                  130         11,700
 Bank of Tokyo-Mitsubshi ADR                          493         5,176
 Bank One Corp.                                       1,100       56,170
 Barclays PLC ADR                                     67          6,030
 Citigroup, Inc.                                      1,400       69,300
 Countrywide Credit Industries, Inc.                  200         10,038
 Dresdner Bank AG Sponsored ADR                       190         7,930
 Fannie Mae                                           200         14,800
 Federal Home Loan Mortgage Association               200         12,888
 Fifth Third Bancorp.                                 200         14,262
 Finova Group                                         100         5,393
 ING Groep N.V. ADR                                   111         6,903
 National Westminster Bank ADR                        46          5,451
 Ohio Casualty Corp.                                  1,100       45,238
 San Paolo-IMI SPA Sponsored ADR                      307         10,975
 SLM Holdings Corp.                                   300         14,400
 Societe Generale ADR                                 225         7,265
 Telecom Italia SPA Sponsored ADR                     189         16,443
 UBS AG+                                              15          4,610
 Washington Mutual Inc.                               1,200       45,825

                                                                  478,846

Broadcasting & Publishing (2.7%)
 Cablevision Systems Corp., Class A                   200         10,038
 CBS Corp.                                            400         13,100
 Chris-Craft Industries, Inc.*                        700         33,731
 Clear Channel Communication                          300         16,350
 Gannett Co.                                          500         32,250
 Gibson Greetings, Inc.*                              1,100       13,063
 Meredith Corp.                                       1,000       37,875
 Moore Corp., Ltd.                                    1,900       20,900
 WPP Group PLC ADR                                    150         9,263

                                                                  186,570

Building & Forest Products (0.1%)
 Cementos De Mexico ADR                               7           30
 CRH PLS Sponsored ADR                                370         6,660

                                                                  6,690

Business & Public Services (1.8%)
 Aetna, Inc.                                          200         15,725
 Allied Waste Industries, Inc.                        400         9,450
 Kelly Services, Inc.                                 1,600       50,800
 Waste Management, Inc.                               200         9,325
 Interpublic Group of Companies, Inc.                 400         31,900
 Paychex Inc.                                         200         10,287

                                                                  127,487

Chemicals (0.5%)
 Henkel KGAA ADR                                      129         10,380
 Montedison SPA ADR                                   403         5,314
 Praxair Inc.                                         200         7,050
 Rhone-Poulenc ADR                                    262         13,165

                                                                  35,909

Electrical Equipment & Electronics (4.3%)
 Baldor Electric Co.                                  2,200       44,550
 Bayerische Moteren Werke (BMW) ADR                   10          7,822
 Canon Inc. ADR                                       234         5,031
                                      (continued on next page)
+not a United States enterprise
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of Investments
                    Moderate Investor Portfolio (continued)
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value
Common Stock (59.4%) (continued)
Electrical Equipment & Electronics (4.3%) (continued)
 Dai Nippon Print Unsponsored ADR                     50          $7,854
 Fuji Photo Film ADR                                  143         5,237
 General Electric Co.                                 1,100       112,270
 Honeywell, Inc.                                      100         7,531
 ITO-Yokado Co. Ltd. Sponsored ADR                    163         11,248
 Lucent Technologies, Inc.                            200         22,000
 Minebea Company LTD Sponsored ADR                    385         8,685
 Mitsubishi Corp. Sponsored ADR                       646         7,320
 Nippon Telegraph & Telephone Sponsored ADR           187         7,012
 Nokia Corporation ADR                                159         19,150
 Pitney-Bowes, Inc.                                   100         6,606
 Royal Philips Electronics NV. ADR                    64          4,332
 Sekisui House, Ltd. Unsponsored ADR                  99          10,312
 Sony Corp. ADR                                       87          6,242
 Sterling Software Inc.                               300         8,120

                                                                  301,322

Energy Source (0.3%)
 RWE AG ADR                                           195         10,627
 Total S.A. ADR                                       180         8,955

                                                                  19,582

Entertainment & Leisure (1.6%)
 CPI Corp.                                            1,100       29,150
 Fleetwood Enterprises, Inc.                          1,800       62,550
 McDonald's Corp.                                     100         7,662
 Nintendo Company Ltd.                                650         7,754

                                                                  107,116

Food, Beverage, Tobacco (2.5%)
 Coca-Cola Co.                                        900         60,188
 Compass Group PLC ADR                                515         5,918
 Diageo PLC ADR                                       165         7,631
 Groupe Danone ADR                                    230         12,938
 Michael Foods, Inc.                                  1,500       45,000
 Nestle SA ADR                                        121         13,201
 Pepsico Inc.                                         300         12,281
 Philip Morris Companies, Inc.                        100         5,350
 Tootsie Roll Industries, Inc.                        200         7,825

                                                                  170,332

Furniture & Apparel (3.5%)
 Ethan Allen Interiors, Inc.                          200         8,200
 Hillenbrand Industries, Inc.                         500         28,438
 Kellwood Co.                                         1,200       30,000
 La-Z-Boy Inc.                                        3,800       67,688
 Liz Claiborne, Inc.                                  1,400       44,188
 Reebok International                                 2,900       43,138
 Safeskin Corp.                                       300         7,238
 Sealed Air Corp.                                     200         10,212

                                                                  239,102

Health Care (5.3%)
 Acuson Corp.*                                        1,800       26,775
 Amgen Inc.                                           300         31,370
 Bristol-Myers Squibb Co.                             500         66,906
 McKesson Corp.                                       400         31,625
 Merck & Co.                                          700         103,381
 Novartis AG ADR                                      133         13,072
 Pfizer Inc.                                          100         12,543
 Schering-Plough                                      600         33,150
 Watson Pharmaceutical Inc.                           200         12,575
 Wellpoint Health Networks, Inc.                      300         26,100
 Zeneca Group PLC ADR                                 130         5,833

                                                                  363,330

Household Products (1.0%)
 Colgate-Palmolive Co.                                100         9,288
 Procter & Gamble Co.                                 500         45,656
 Unilever N.V. ADR                                    105         8,710
 Unilever PLC Sponsored ADR                           125         5,625

                                                                  69,279

Information Processing & Telecommunications (10.1%)
 A T & T Corp.                                        400         30,100
 Airtouch Communications, Inc.                        100         7,212
 Alcatel Alsthom CGE Sponsored ADR                    367         8,970
 Ameritech Corp.                                      600         38,025
 Ascend Communications, Inc.*                         500         32,875
 BASF AF Unsponsored ADR                              220         8,360
 Bell Atlantic Corp.                                  100         5,300
 BMC Software Inc.                                    200         8,912
 Cisco Systems, Inc.                                  700         64,970
 Compaq Computer Corp.                                400         16,775
 Dell Computer Corp.                                  600         43,912
 France Telecom S.A. Sponsored ADR                    200         15,787
 Intel Corp.                                          600         71,137
 International Business Machines Corp                 400         73,900
                                      (continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                    Moderate Investor Portfolio (continued)
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value
Common Stock (59.4%) (continued)
Information Processing & Telecommunications (10.1%) (continued)
 MCI Worldcom, Inc.                                   100         $7,175
 Microsoft Corp.                                      500         69,343
 Portugal Telecom S.A. ADR                            90          4,016
 Tele-Danmark A/S ADR                                 130         8,823
 Sun Microsystems, Inc.*                              1,400       119,875
 Systeme, Anwendungen, Produkte AG ADR                200         7,212
 Telefonica SA ADR                                    36          4,873
 Tellabs Inc.                                         200         13,712
 Telxon Corp.                                         1,500       20,812
 TNT Post Group N.V. Sponsored ADR                    96          3,120
 Vodafone Group PLC ADR                               77          12,406

                                                                  697,602

Media (0.2%)
 Omnicon Group Inc.                                   200         11,600
 Royal PTT Nederland ADR                              76          3,820

                                                                  15,420

Merchandising (4.1%)
 Albertson's, Inc.                                    300         19,106
 Amazon Com, Inc.                                     100         32,125
 Dayton-Hudson Corp.                                  500         27,125
 Enesco Group, Inc.                                   100         2,325
 Gymboree Corp.*                                      3,800       24,225
 Kroger Co.                                           300         18,150
 Lands' End, Inc.*                                    1,700       45,793
 Longs Drug Stores, Inc.                              1,900       71,250
 Sears Roebuck & Company                              200         8,500
 Staples Inc.                                         600         26,212
 Whole Foods Market, Inc.                             200         9,675

                                                                  284,486

Metals & Mining (3.7%)
 AK Steel Holding Corp.                               2,700       63,450
 Aluminum Company of America                          900         67,106
 Cleveland-Cliffs, Inc.                               1,200       48,375
 Oregon Steel Mills, Inc.                             2,800       33,250
 Phelps Dodge Corp.                                   800         40,700

                                                                  252,881

Oil & Oil Services (1.4%)
 BP Amoco PLC ADR                                     68          6,094
 Royal Dutch Petroleum Co.                            1,000       47,875
 Tidewater, Inc.                                      400         9,275
 Valero Energy Corp.                                  1,600       34,000

                                                                  97,244

Personal Care (1.0%)
 Johnson & Johnson                                    300         25,162
 Warner-Lambert Co.                                   600         45,112

                                                                  70,274

Real Estate (0.7%)
 Boston Properties, Inc.                              300         9,150
 Post Properties, Inc.                                500         19,220
 Starwood Financial Trust                             400         24,000

                                                                  52,370

Retailing (0.5%)
 Boots Company PLC ADR                                239         8,157
 Costco Companies Inc.                                300         21,656
 The Great Universal Stores PLC ADR                   443         4,655

                                                                  34,468

Transportation (1.5%)
 Alexander & Baldwin, Inc.                            2,000       46,500
 Norfolk Southern Corp.                               1,700       53,868

                                                                  100,368

Utilities (0.7%)
 BG PLC ADR                                           186         6,080
 P G & E Corp.                                        1,400       44,100

                                                                  50,180

Miscellaneous (1.0%)
 Hercules, Inc.                                       300         8,212
 Mannesmann AG ADR                                    100         11,530
 Park Electrochemical Corp.                           1,100       31,487
 Transocean Offshore, Inc.                            700         18,770

                                                                  69,999

Total common stock (cost: $3,898,923)                             4,113,965

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                    Moderate Investor Portfolio (continued)
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value

Money Market Mutual Funds (2.5%)
Federated Investors Prime Obligation                  170,000     $170,000

   Total mutual funds (cost: $170,000)                            170,000

Mutual Funds (3.3%)
Federated High Yield Fund                             25,614      228,227

   Total mutual funds (cost: $250,000)                            228,227

                              Interest    Maturity    Principal
                              Rate        Date        Amount

Long-Term Notes and Bonds (30.2%)
U.S. Government & Agency Obligations (13.6%)
 U.S. Treasury Bonds          8.000%      11/15/21    $50,000     66,851
 U.S. Treasury Notes          4.750%      11/15/08    50,000      50,390
 U.S. Treasury Notes          5.750%      08/15/03    150,000     156,634
 U.S. Treasury Notes          6.250%      02/28/02    75,000      78,400
 U.S. Treasury Notes          6.250%      04/30/01    475,000     491,701
 U.S. Treasury Notes          6.375%      03/31/01    50,000      51,843
 U.S. Treasury Notes          6.750%      04/30/00    50,000      51,312

                                                                  947,131

Mortgage Backed Securities (10.6%)
 Federal Home Loan Mortgage
   Corp. To Be Allocated      6.000%      01/14/29    150,000     148,171
 GNMA Pool #482825            6.000%      11/15/28    151,329     150,067
 GNMA Pool #454007            6.500%      04/15/28    221,178     223,481
 GNMA Pool #474143            7.000%      04/15/28    206,585     211,478

                                                                  733,197

Corporate Obligations (6.0%)
 Anheuser-Busch Cos. Inc.
   Debentures                 6.750%      12/15/27    50,000      54,553
 Ford Motor Credit            7.750%      11/15/02    50,000      53,855
 General Motors Acceptance
   Corporation Notes          5.850%      04/06/00    50,000      50,300
 GTE Corp. Debentures         6.940%      04/15/28    50,000      54,302
 Key Bank NA Notes            6.500%      10/15/27    50,000      52,663
 Public Service New Mexico    7.100%      08/01/05    50,000      50,317
 Sprint Capital Corp.         6.875%      11/15/28    50,000      51,965
 Union Pacific Resources
   Debentures                 7.050%      05/15/18    50,000      46,580

                                                                  414,535

   Total notes and bonds (cost: $2,068,102)                       2,094,863

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                    Moderate Investor Portfolio (continued)
                               December 31, 1998
                              Interest    Maturity    Principal   Market
Description                   Rate        Date        Amount      Value

Cash and Cash Equivalents (4.6%)
BONY Cash Reserve                                                 $324,133

   Total cash and cash equivalents (cost: $324,133)               324,133

Total Investments (cost: $6,711,158)                              $6,931,188

Investments are in United States enterprises unless otherwise noted.
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                        Conservative Investor Portfolio
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value
Common Stock (41.0%)
Aerospace & Air Transport (0.4%)
 Boeing Co.                                           500         $16,313
 Precision Castparts Corp.                            100         4,426
 U.S. Airways Group, Inc.                             100         5,200

                                                                  25,939

Appliances & Household Durables (0.1%)
 Electrolux AB Sponsored ADR                          78          2,720
 Foreningssparbanken AB ADR                           112         2,901

                                                                  5,621

Automotive & Auto Parts (2.0%)
 Bandag, Inc.                                         900         35,943
 Carlisle Companies, Inc.                             500         25,813
 Ford Motor Co.                                       700         41,081
 Honda Motor Co.                                      36          2,404
 TBC Corp.*                                           2,500       17,813
 Volkswagen AG Sponsored ADR                          249         4,014

                                                                  127,068

Banks & Financial (5.0%)
 American Express Co.                                 400         40,900
 Associates First Capital Corp.                       514         21,780
 AXA UAP ADR                                          100         7,225
 Banco Central Hispanoamericano ADR                   327         3,925
 Bank of Ireland ADR                                  66          5,940
 Bank of Tokyo-Mitsubshi ADR                          238         2,500
 Bank One Corp                                        800         40,850
 Barclays PLC ADR                                     33          2,970
 Citigroup, Inc                                       900         44,550
 Countrywide Credit Industries, Inc.                  200         10,038
 Dresdner Bank AG Sponsored ADR                       90          3,756
 Fannie Mae                                           200         14,800
 Federal Home Loan Mortgage Association               100         6,445
 Fifth Third Bancorp                                  200         14,263
 Finova Group                                         100         5,393
 ING Groep N.V. ADR                                   56          3,483
 National Westminster Bank ADR                        23          2,725
 Ohio Casualty Corp.                                  700         28,788
 San Paolo-IMI SPA Sponsored ADR                      155         5,541
 SLM Holdings Corp.                                   200         9,600
 Societe Generale ADR                                 113         3,650
 Telecom Italia SPA Sponsored ADR                     94          8,180
 UBS AG+                                              7           2,150
 Washington Mutual Inc.                               800         30,550

                                                                  320,002

Broadcasting & Publishing (1.9%)
 Cablevision Systems Corp., Class A                   100         5,020
 CBS Corp.                                            400         13,100
 Chris-Craft Industries, Inc.*                        500         24,094
 Clear Channel Communication                          200         10,900
 Gannett Co.                                          300         19,350
 Gibson Greetings, Inc.*                              700         8,313
 Meredith Corp.                                       700         26,513
 Moore Corp., Ltd.                                    1,000       11,000
 WPP Group PLC ADR                                    75          4,632

                                                                  122,922

Building & Forest Products (0.1%)
 Cementos De Mexico ADR                               3           13
 CRH PLS Sponsored ADR                                185         3,330

                                                                  3,343

Business & Public Services (1.3%)
 Aetna, Inc.                                          100         7,862
 Allied Waste Industries, Inc.                        300         7,088
 Kelly Services, Inc.                                 1,000       31,750
 Waste Management, Inc.                               100         4,663
 Interpublic Group of Companies, Inc.                 300         23,925
 Paychex Inc.                                         200         10,288

                                                                  85,576

Chemicals (0.3%)
 Henkel KGAA ADR                                      65          5,230
 Montedison SPA ADR                                   203         2,677
 Praxair Inc.                                         200         7,050
 Rhone-Poulenc ADR                                    131         6,583

                                                                  21,540

Electrical Equipment & Electronics (2.8%)
 Baldor Electric Co.                                  1,400       28,350
 Bayerische Moteren Werke (BMW) ADR                   5           3,911
 Canon Inc. ADR                                       118         2,537
                                      (continued on next page)
+not a United States enterprise
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                  Conservative Investor Portfolio (continued)
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value
Common Stock (41.0%) (continued)
Electrical Equipment & Electronics (2.8%) (continued)
 Dai Nippon Print Unsponsored ADR                     24          $3,770
 Fuji Photo Film ADR                                  81          2,966
 General Electric Co.                                 700         71,443
 Honeywell, Inc.                                      100         7,531
 ITO-Yokado Co. Ltd. Sponsored ADR                    71          4,900
 Lucent Technologies, Inc.                            100         11,000
 Minebea Company LTD Sponsored ADR                    193         4,354
 Mitsubishi Corp. Sponsored ADR                       324         3,670
 Nippon Telegraph & Telephone Sponsored ADR           93          3,488
 Nokia Corporation ADR-A                              79          9,514
 Pitney-Bowes, Inc.                                   100         6,606
 Royal Philips Electronics NV. ADR                    30          2,030
 Sekisui House, Ltd. Unsponsored ADR                  50          5,208
 Sony Corp. ADR                                       44          3,157
 Sterling Software Inc.                               200         5,412

                                                                  179,847

Energy Source (0.2%)
 RWE AG ADR                                           98          5,341
 Total S.A. ADR                                       90          4,477

                                                                  9,818

Entertainment & Leisure (1.1%)
 CPI Corp.                                            700         18,550
 Fleetwood Enterprises, Inc.                          1,100       38,225
 McDonald's Corp.                                     100         7,662
 Nintendo Company Ltd.                                325         3,878

                                                                  68,315

Food, Beverage, Tobacco (1.6%)
 Coca-Cola Co.                                        600         40,125
 Compass Group PLC ADR                                259         2,975
 Diageo PLC ADR                                       82          3,793
 Groupe Danone ADR                                    116         6,525
 Michael Foods, Inc.                                  800         24,000
 Nestle SA ADR                                        61          6,655
 Pepsico Inc.                                         200         8,188
 Philip Morris Companies, Inc.                        100         5,350
 Tootsie Roll Industries, Inc.                        100         3,912

                                                                  101,523

Furniture & Apparel (2.3%)
 Ethan Allen Interiors, Inc.                          100         4,100
 Hillenbrand Industries, Inc.                         400         22,750
 Kellwood Co.                                         800         20,000
 La-Z-Boy Inc.                                        2,400       42,750
 Liz Claiborne, Inc.                                  900         28,406
 Reebok International*                                1,500       22,312
 Safeskin Corp.                                       300         7,238
 Sealed Air Corp.                                     100         5,106

                                                                  152,662

Health Care (3.5%)
 Acuson Corp.*                                        1,100       16,362
 Amgen Inc.                                           200         20,912
 Bristol-Myers Squibb Co.                             300         40,143
 McKesson Corp.                                       200         15,812
 Merck & Co.                                          500         73,843
 Novartis AG ADR                                      67          6,585
 Schering-Plough                                      500         27,625
 Watson Pharmaceutical Inc.                           100         6,288
 Wellpoint Health Networks, Inc.                      200         17,400
 Zeneca Group PLC ADR                                 65          2,916

                                                                  227,886

Household Products (0.8%)
 Colgate-Palmolive Co.                                100         9,288
 Procter & Gamble Co.                                 400         36,525
 Unilever N.V. ADR                                    52          4,312
 Unilever PLC Sponsored ADR                           62          2,790

                                                                  52,915

Information Processing & Telecommunications (7.2%)
 A T & T Corp.                                        300         22,575
 Airtouch Communications, Inc.                        100         7,212
 Alcatel Alsthom CGE Sponsored ADR                    184         4,497
 Ameritech Corp.                                      400         25,350
 Ascend Communications, Inc.*                         350         23,012
 BASF AF Unsponsored ADR                              111         4,220
 Bell Atlantic Corp.                                  100         5,300
 BMC Software Inc.                                    200         8,912
 Cisco Systems, Inc.                                  500         46,406
 Compaq Computer Corp.                                300         12,581
 Dell Computer Corp.                                  400         29,275
 France Telecom S.A. Sponsored ADR                    104         8,210
 Intel Corp.                                          400         47,425
 International Business Machines Corp.                200         36,950
 MCI Worldcom, Inc.                                   100         7,175
                                      (continued on next page)
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                  Conservative Investor Portfolio (continued)
                               December 31, 1998
                                                                  Market
Description                                           Shares      Value
Common Stock (41.0%) (continued)
Information Processing & Telecommunications (7.2%) (continued)
 Microsoft Corp.                                      400         $55,475
 Portugal Telecom S.A. ADR                            45          2,010
 Sun Microsystems, Inc.*                              900         77,062
 Systeme, Anwendungen, Produkte AG ADR                104         3,750
 Tele-Danmark A/S ADR                                 65          4,411
 Telefonica SA ADR                                    18          2,436
 Tellabs Inc.                                         100         6,856
 Telxon Corp.                                         1,000       13,875
 TNT Post Group N.V. Sponsored ADR                    48          1,560
 Vodafone Group PLC ADR                               38          6,122

                                                                  462,657

Media (0.1%)
 Omnicon Group Inc.                                   100         5,800
 Royal PTT Nederland ADR                              38          1,910

                                                                  7,710

Merchandising (3.0%)
 Albertson's, Inc.                                    200         12,737
 Amazon Com, Inc.                                     100         32,125
 Dayton-Hudson Corp.                                  300         16,275
 Enesco Group, Inc.                                   100         2,325
 Gymboree Corp.*                                      2,400       15,300
 Kroger Co.                                           200         12,100
 Lands' End, Inc.*                                    1,100       29,631
 Longs Drug Stores, Inc.                              1,200       45,000
 Sears Roebuck & Company                              100         4,250
 Staples Incorp.                                      400         17,475
 Whole Foods Market, Inc.                             100         4,837

                                                                  192,055

Metals & Mining (2.6%)
 AK Steel Holding Corp.                               1,800       42,300
 Aluminum Company of America                          600         44,737
 Cleveland-Cliffs, Inc.                               800         32,250
 Oregon Steel Mills, Inc.                             1,800       21,375
 Phelps Dodge Corp.                                   500         25,438

                                                                  166,100

Oil & Oil Services (1.0%)
 BP Amoco PLC ADR                                     34          3,048
 Royal Dutch Petroleum Co.                            600         28,725
 Tidewater, Inc.                                      300         6,956
 Valero Energy Corp.                                  1,100       23,375

                                                                  62,104

Personal Care (0.7%)
 Johnson & Johnson                                    200         16,775
 Warner-Lambert Co.                                   400         30,075

                                                                  46,850

Real Estate (0.6%)
 Boston Properties, Inc.                              200         6,100
 Post Properties, Inc.                                300         11,531
 Starwood Financial Trust                             300         18,000

                                                                  35,631

Retailing (0.3%)
 Boots Company PLC ADR                                120         4,095
 Costco Companies Inc.                                200         14,438
 The Great Universal Stores PLC ADR                   222         2,333

                                                                  20,866

Transportation (1.0%)
 Alexander & Baldwin, Inc.                            1,300       30,225
 Norfolk Southern Corp.                               1,100       34,857

                                                                  65,082

Utilities (0.5%)
 BG PLC ADR                                           93          3,040
 P G & E Corp.                                        900         28,350

                                                                  31,390

Miscellaneous (0.6%)
 Hercules, Inc.                                       200         5,475
 Mannesmann AG ADR                                    50          5,764
 Park Electrochemical Corp.                           700         20,037
 Transocean Offshore, Inc.                            500         13,406

                                                                  44,682

Total common stock (cost: $2,498,989)                             2,640,104

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                             schedule of investments
                   CONSERVATIVE INVESTOR portfolio (continued)
                                December 31, 1998
                                                                  Market
Description                                           Shares      Value

Money Market Mutual Funds (3.1%)
Federated Investors Prime Obligation                  200,000     $200,000

   Total mutual funds (cost: $200,000)                            200,000

Mutual Funds (3.5%)
Federated High Yield Fund                             25,614      228,227

   Total mutual funds (cost: $250,000)                            228,227

                              Interest    Maturity    Principal
                              Rate        Date        Amount

Long-Term Notes and Bonds (44.5%)
U.S. Government & Agency Obligations (19.2%)
 U.S. Treasury Bonds          8.000%      11/15/21    $75,000     100,278
 U.S. Treasury Notes          4.750%      11/15/08    75,000      75,585
 U.S. Treasury Notes          6.250%      04/30/01    900,000     931,645
 U.S. Treasury Notes          6.375%      03/31/01    75,000      77,765
 U.S. Treasury Notes          6.750%      04/30/00    50,000      51,313

                                                                  1,236,586

Mortgage Backed Securities (15.6%)
 Federal Home Loan Mortgage
   Corp. To Be Allocated      6.000%      01/14/29    200,000     197,562
 GNMA Pool #482825            6.000%      11/15/28    201,772     200,090
 GNMA Pool #456155            6.500%      04/15/28    302,098     305,243
 GNMA Pool #474143            7.000%      04/15/28    298,400     305,468

                                                                  1,008,363

Corporate Obligations (9.7%)
 Anheuser-Busch Cos. Inc.
   Debentures                 6.750%      12/15/27    75,000      81,830
 Ford Motor Credit            7.750%      11/15/02    75,000      80,781
 General Motors Acceptance
   Corporation Notes          5.850%      04/06/00    75,000      75,450
 GTE Corp. Debentures         6.940%      04/15/28    75,000      81,453
 Key Bank NA Notes            6.500%      10/15/27    75,000      78,994
 Public Service New Mexico    7.100%      08/01/05    75,000      75,475
 Sprint Capital Corp.         6.875%      11/15/28    75,000      77,950
 Union Pacific Resources
   Debentures                 7.050%      05/15/18    75,000      69,870

                                                                  621,803

   Total notes and bonds (cost: $2,825,399)                       2,866,752

The accompanying notes are an integral part of the financial statements.

                         AUL American Series Fund, Inc.
                            Schedule of investments
                  Conservative Investor Portfolio (continued)
                               December 31, 1998
                              Interest    Maturity    Principal   Market
Description                   Rate        Date        Amount      Value

Short-Term Notes (4.7%)
 American General Finance                 01/07/99    $150,000    $149,935
 John Deere Capital Corp.                 01/07/99    150,000     149,935

   Total short-term notes and bonds (cost: $299,759)              299,870

Cash and Cash Equivalents (3.2%)
BONY Cash Reserve                                                 203,170

   Total cash and cash equivalents (cost: $203,170)               203,170

Total Investments (cost: $6,277,317)                              $6,438,123

Investments are in United State enterprises unless otherwise noted.
The accompanying notes are an integral part of the financial statements.

                 Notes to financial statements

 1.      Summary of Significant Accounting Policies

The AUL American Series Fund, Inc. (Fund) was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to separate investment portfolios consisting of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Tactical Asset Allocation Portfolio (Tactical Asset), Aggressive Investor Portfolio, Moderate Investor Portfolio and Conservative Investor Portfolio, hereinafter, referred to as Portfolios. The Aggressive Investor Portfolio, Moderate Investor Portfolio, and Conservative Investor Portfolio are collectively referred to as the LifeStyle Portfolios. Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 10, 1990. The LifeStyle Portfolios commenced operations on March 31, 1998.

 Investments

Securities traded on a national or international securities exchange are valued at the last trade price. Listed securities for which no sale was reported on the valuation date are valued at the latest bid price. Short-term notes are valued at amortized cost which approximates market value. Fixed income securities for which representative market quotes are readily available are valued at the latest bid price as quoted by one or more dealers who make a market in such securities. U.S. Government obligations are valued at the latest bid price; however, short term obligations maturing in 60 days or less, when purchased, are valued at amortized cost which approximates market value. The Money Market Portfolio securities are valued at amortized cost. The Fund's use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company Act of 1940. AUL (the Investment Advisor) reviews this method of valuation to ensure that the portfolio securities are reflected at their fair value. Security transactions are recorded on the trade date. Realized gains and losses are determined on specific identification basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Income and Expense Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Portfolio expenses are recorded on an accrual basis.

 Foreign Currency Transactions

The accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.s. dollar value of the amounts actually received or paid. net unrealized foreign currency translation gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.
Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

 Forward Foreign Currency Exchange Contracts

The Tactical Asset Allocation and LifeStyle Portfolios may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Portfolios' exposure to foreign currency exchange rate fluctuations. When required, the Portfolios will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolios and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Net Assets.

The Portfolios bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

There are no outstanding forward foreign currency exchange contracts.

 Deferred Organization Costs

Expenses incurred by the Fund in connection with its organization have been capitalized and are amortized over five years on a straight-line basis.

 Taxes

The fund qualifies as a regulated investment company under section M of the Internal Revenue Code. The Fund's policy is to distribute all income to shareholders, therefore, no provision has been made for income taxes.

 Dividend and Capital Gain Distributions

For the Money Market Portfolio, dividends from net investment income are declared and paid daily. During 1998, for all other portfolios, dividends from net investment income were declared and paid quarterly. Distributions from net realized gains on investments are declared and paid at least annually for all portfolios.

 Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

 2.                   Transactions with AUL

 As of December 31, 1998, AUL's investment at value in the Fund is:
               Equity                     $6,276,394
               Tactical Asset Allocation     646,613
               Aggressive Investor         5,184,500
               Moderate Investor           5,159,000
               Conservative Investor       5,149,000

                                         $22,415,507

The Fund has an investment advisory agreement with AUL to act as its investment advisor. AUL has a sub-advisory agreement with Dean Investment Associates (Dean) under which Dean acts as the Sub-Advisor to the Tactical Asset Allocation Portfolio. AUL also has a subadvisory agreement with Credit Suisse Asset Management under which Credit Suisse Asset Management acts as the Sub-Advisor to a portion of the assets of the LifeStyle Portfolios. AUL has agreed that its fees may be reduced if the aggregate expenses of the Portfolios exceed 1% of the average daily net assets during the year. As of December 31, 1998, AUL's investment advisory fee was reduced for the Tactical Asset Allocation and LifeStyle Portfolios. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1% of its average daily net assets, it may increase its advisory fee during any of the next succeeding 5 years, provided that the aggregate expenses in any given year do not exceed 1% of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction.

Under the Investment Advisory Agreement, the Investment Adviser is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio. For each Portfolio, the Fund pays the Investment Adviser a fee at an annual rate of 50% of the Portfolio's average daily net assets, except for the Tactical Asset Allocation Portfolio, the fee for which is an annual rate of 80% of the Portfolio's average daily net assets. For the LifeStyle Portfolios, the Fund pays the Investment Adviser a fee at an annual rate of 70% of the average daily net assets of each Portfolio.

AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The investment advisory fee incurred during the year ended December 31, 1998, was $1,464,023.

 2.           Transactions with AUL (continued)

As a result of certain Portfolio expenses exceeding 1% of the average daily net assets, AUL has reduced its investment advisory fee by:
                                                    1998    Previous
                                                               Years

               Tactical Asset Allocation            $623     $11,328
               Aggressive Investor                20,889           0
               Moderate Investor                  21,689           0
               Conservative Investor              21,330           0

                                                 $64,531     $11,328

Certain directors of the Fund are officers of AUL.

3.            Agreements with Banks

The Fund has agreements with The Bank of New York (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, and as the fund accountant.

4.            Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 1998, were:

                                   Portfolio
                          Equity       Money        Bond     Managed    Tactical
                                      Market                               Asset

 Common Stock:
  Purchases          $33,082,903 $         _ $         _ $15,563,753 $ 2,156,742
  Proceeds
   from sales         20,960,174           _           _   9,443,899     994,732
 Corporate Bonds:
  Purchases                    _           _  12,815,035   8,915,487   1,001,677
  Proceeds
   from sales                  _           _  13,232,255   8,675,503     399,145
 Government Bonds:
  Purchases                    _           _  57,160,884  29,286,936   1,276,661
  Proceeds
   from sales                  _           _  41,968,620  24,814,707     972,990

                              LifeStyle Portfolios
                      Aggressive    ModerateConservative
                        Investor    Investor    Investor

 Common Stock:
  Purchases          $ 6,687,980  $5,097,399  $3,768,638
  Proceeds
   from sales          1,371,374   1,004,865   1,100,202
 Corporate Bonds:
  Purchases              326,389     652,777     979,166
  Proceeds
   from sales            125,595     251,191     376,786
 Government Bonds:
  Purchases            1,865,404   3,706,108   5,146,363
  Proceeds
   from sales          1,188,385   2,047,799   2,928,183

 5.          Authorized Capital Shares

The Fund has 325,000,000 authorized shares of $.001 par value capital stock, which includes 20,000,000 unallocated shares. The remaining shares are allocated to each of the Fund's portfolios as follows:
               Equity Portfolio                           20,000,000
               Money Market Portfolio                    125,000,000
               Bond Portfolio                             20,000,000
               Managed Portfolio                          40,000,000
               Tactical Asset Allocation Portfolio        25,000,000
               Aggressive Investor Portfolio              25,000,000
               Moderate Investor Portfolio                25,000,000
               Conservative Investor Portfolio            25,000,000

                                                         305,000,000

 6.            Net Assets

Net Assets at December 31, 1998, are:
                                    Portfolio
                          Equity       Money        Bond     Managed    Tactical
                                      Market                               Asset

 Proceeds from
   shares sold and
   reinvested
   distributions    $118,387,094$404,456,949$112,493,094$101,377,777  $7,053,280
 Cost of shares
   redeemed         (45,330,407)(322,401,696)(63,492,195)(39,647,076)(1,084,352)
 Undistributed net
   investment
   income                      _           _      12,232      30,005         285
 Undistributed net
   realized gain       2,340,346           _     132,761   1,069,193     121,911
 Unrealized
   appreciation       20,088,520           _     943,819  10,282,061     377,765

                     $95,485,553 $82,055,253 $50,089,711 $73,111,960  $6,468,889

                              LifeStyle Portfolios
                      Aggressive    ModerateConservative
                        Investor    Investor    Investor

 Proceeds from
   shares sold and
   reinvested
   distributions      $6,439,288  $6,629,134  $6,119,513
 Cost of shares
   redeemed            (112,674)    (97,249)    (55,939)
 Undistributed net
   investment
   income                    709         811         717
 Undistributed net
   realized gain          56,466      50,961      56,144
 Unrealized
   appreciation          296,966     220,030     160,806

                      $6,680,755  $6,803,687  $6,281,241

 7.          Unrealized Appreciation (Depreciation)

Unrealized Appreciation (Depreciation) for the book and tax purposes at December 31, 1998, is:
                                   Portfolio
                          Equity       Money        Bond     Managed    Tactical
                                      Market                               Asset

  Appreciation       $24,799,152 $         _  $1,124,099 $12,553,345    $890,233
  Depreciation       (4,710,632)           _   (180,280) (2,271,284)   (512,468)

                     $20,088,520 $         _    $943,819 $10,282,061    $377,765

                              LifeStyle Portfolios
                      Aggressive    ModerateConservative
                        Investor    Investor    Investor

  Appreciation          $713,616    $543,797    $370,434
  Depreciation         (416,650)   (323,767)   (209,628)

                        $296,966    $220,030    $160,806

 8.           Net Shareholders

Shares outstanding at December 31, 1998, are:
                                   Portfolio
                          Equity       Money        Bond     Managed    Tactical
                                      Market                               Asset

 AUL                     309,609           _           _           _      50,001
 Dean Investment
   Associates                  _           _           _           _      50,000
 AUL American
   Unit Trust          2,028,696  10,853,271   1,195,607   1,869,035       3,256
 AUL Group
   Retirement
   Annuity
   Separate
   Account II          1,772,862  61,761,229   2,837,424   2,297,069      14,863
 AUL American
   Individual
   Unit Trust            594,248   9,309,755     588,615     664,906     382,092
 AUL American
   Individual
   Variable Life
   Unit Trust              4,716     130,998       3,303       1,930           _

                       4,710,131  82,055,253   4,624,949   4,832,940     500,212

                              LifeStyle Portfolios
                      Aggressive    ModerateConservative
                        Investor    Investor    Investor

 AUL                     500,000     500,000     500,000
 AUL American
   Unit Trust             13,895      18,541      9,824
 AUl Group
   Retirement
   Annuity
   Separate
   Account I              61,833      50,825      76,467
 AUL Group
   Retirement
   Annuity
   Separate
   Account II             68,552      90,026      23,667

                         644,280     659,392     609,958

                              Financial Highlights

 The per share amounts are based on shares outstanding throughout the year.
                                Equity Portfolio

                                 For years ended

                        12/31/98    12/31/97    12/31/96    12/31/95    12/31/94

 Per Share Data:
 Investment
   Income                  $0.48       $0.42       $0.39       $0.37       $0.33
 Expense                    0.13        0.13        0.11        0.09        0.09

 Net investment
   income                   0.35        0.29        0.28        0.28        0.24
 Net gain (loss)
   on investments           1.23        4.64        2.44        2.12        0.26
 Shareholder
   distributions:
  Net investment
    income                (0.35)      (0.30)      (0.28)      (0.27)      (0.24)
  Realized gain           (1.99)      (0.25)      _           (0.19)      (0.67)

 Net increase
   (decrease)             (0.76)        4.38        2.44        1.94      (0.41)
 Net asset value
   at beginning
   of period               21.03       16.65       14.21       12.27       12.68

 Net asset value
   at end of
   period                 $20.27      $21.03      $16.65      $14.21      $12.27

 Ratio to average net assets:
  Expense                  0.62%       0.66%       0.70%       0.70%       0.73%
  Net investment
   income                  1.61%       1.52%       1.81%       2.08%       1.85%
 Total return              7.10%      29.59%      19.17%      19.45%       2.64%
 Portfolio
   turnover rate             23%          9%         11%         10%         20%
 Shares
   outstanding         4,710,131   3,816,406   3,042,989   2,483,962   1,675,654

The accompanying notes are an integral part of the financial statements.

 The per share amounts are based on shares outstanding throughout the year.
                             Money Market Portfolio

                                 For years ended

                        12/31/98    12/31/97    12/31/96    12/31/95    12/31/94

 Per Share Data:
 Investment
   Income                  $0.06       $0.06       $0.06       $0.06       $0.05
 Expense                    0.01        0.01        0.01        0.01        0.01

 Net investment
   income                   0.05        0.05        0.05        0.05        0.04
 Net gain on
   investments                 _           _           _           _           _
 Shareholder
   distributions:
  Net investment
    income                (0.05)      (0.05)      (0.05)      (0.05)      (0.04)
  Realized gain                _           _           _           _           _

 Net increase
  (decrease)                   _           _           _           _           _
 Net asset value
   at beginning
   of period                1.00        1.00        1.00        1.00        1.00

 Net asset value
   at end of
   period                  $1.00       $1.00       $1.00       $1.00       $1.00

 Ratio to average net assets:
  Expense                  0.61%       0.66%       0.70%       0.73%       0.75%
  Net investment
    income                 4.82%       4.83%       4.64%       5.13%       3.71%
 Total return              4.86%       4.85%       4.63%       5.09%       3.38%
 Portfolio
   turnover rate               _           _           _           _           _
 Shares
   outstanding        82,055,253  55,756,942  40,227,475  24,290,006  15,495,643
The accompanying notes are an integral part of the financial statements.

 The per share amounts are based on shares outstanding throughout the year.
                                 Bond Portfolio

                                 For years ended

                        12/31/98    12/31/97    12/31/96    12/31/95    12/31/94

 Per Share Data:
 Investment
   Income                  $0.67       $0.67       $0.70       $0.75       $0.72
 Expense                    0.07        0.07        0.08        0.08        0.08

 Net investment
   income                   0.60        0.60        0.62        0.67        0.64
 Net gain (loss)
   on investments           0.36        0.25      (0.39)        1.07      (1.01)
 Shareholder
   distributions:
  Net investment
    income                (0.60)      (0.59)      (0.63)      (0.66)      (0.64)
  Realized gain           (0.21)      (0.23)      (0.01)      (0.01)           _

 Net increase
   (decrease)               0.15        0.03      (0.41)        1.07      (1.01)
 Net asset value
   at beginning
   of period               10.68       10.65       11.06        9.99       11.00

 Net asset value
   at end of
   period                 $10.83      $10.68      $10.65      $11.06       $9.99

 Ratio to average net assets:
  Expense                  0.62%       0.67%       0.71%       0.70%       0.73%
  Net investment
    income                 5.48%       5.53%       5.85%       6.28%       6.19%
 Total return              8.80%       7.85%       2.23%       17.79%    (3.56%)
 Portfolio turnover
   rate                     132%        107%         62%         55%         50%
 Shares
   outstanding         4,624,949   3,252,044   2,648,089   2,298,581   2,046,361

The accompanying notes are an integral part of the financial statements.

 The per share amounts are based on shares outstanding throughout the year.
                                Managed Portfolio

                                 For years ended

                        12/31/98    12/31/97    12/31/96    12/31/95    12/31/94

 Per Share Data:
 Investment
   Income                  $0.61       $0.58       $0.53       $0.54       $0.50
 Expense                    0.10        0.10        0.09        0.08        0.08

 Net investment
   income                   0.51        0.48        0.44        0.46        0.42
 Net gain (loss)
   on investments           0.79        2.34        1.01        1.62      (0.45)
 Shareholder
   distributions:
  Net investment
    income                (0.51)      (0.48)      (0.44)      (0.46)      (0.42)
  Realized gain           (0.99)      (0.41)      (0.03)      (0.20)      (0.30)

 Net increase
   (decrease)             (0.20)        1.93        0.98        1.42      (0.75)
 Net asset value
   at beginning
   of period               15.33       13.40       12.42       11.00       11.75

 Net asset value
   at end of
   period                 $15.13      $15.33      $13.40      $12.42      $11.00

 Ratio to average net assets:
  Expense                  0.62%       0.67%       0.70%       0.70%       0.73%
  Net investment
    income                 3.27%       3.27%       3.43%       3.86%       3.63%
 Total return              8.30%      20.95%      11.79%      19.13%     (0.92%)
 Portfolio
   turnover rate             63%         27%         34%         35%         34%
 Shares
   outstanding         4,832,940   3,945,223   3,215,189   2,484,037   2,233,298

The accompanying notes are an integral part of the financial statements.

 The per share amounts are based on shares outstanding throughout the year.
                       Tactical Asset Allocation Portfolio

                                                             7/31/95
                            For years ended           (commencement)
                                                                  to
                        12/31/98    12/31/97    12/31/96    12/31/95

 Per Share Data:
 Investment
   Income                  $0.47       $0.41       $0.39       $0.20
 Expense                    0.13        0.13        0.11        0.04

 Net investment
   income                   0.34        0.28        0.28        0.16
 Net gain on
   investments              0.58        1.75        1.38        0.49
 Shareholder
   distributions:
  Net investment
    income                (0.34)      (0.28)      (0.28)      (0.16)
  Realized gain           (0.09)      (0.96)      (0.17)      (0.05)

 Net increase
   (decrease)               0.49        0.79        1.21        0.44
 Net asset value
   at beginning
   of period               12.44       11.65       10.44       10.00

 Net asset value
   at end of
   period                 $12.93      $12.44      $11.65      $10.44

 Ratio to average net assets:
  Expense                  1.00%       1.00%       1.00%       1.00%
  Expense before
    expense
    reductions             1.01%       1.30%       1.06%       1.00%
  Net investment
    income                 2.64%       2.24%       2.62%       3.70%
 Total return**            7.20%       15.48%      15.67%      6.49%
 Portfolio
   turnover rate             41%         52%         25%          4%
 Shares
   outstanding           500,212     357,897     184,046     109,147

**Total returns for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gain distributions, if any.

The accompanying notes are an integral part of the financial statements.

 The per share amounts are based on shares outstanding throughout the year.

                      Aggressive    ModerateConservative
                        Investor    Investor    Investor

                         3/31/98     3/31/98     3/31/98
                  (commencement)(commencement)(commencement)
                        12/31/98    12/31/98    12/31/98

 Per Share Data:
 Investment
   Income                  $0.18       $0.25       $0.31
 Expense                    0.09        0.09        0.09

 Net investment
   income                   0.09        0.16        0.22
 Net gain on
   investments              0.41        0.36        0.37
 Shareholder
   distributions:
  Net investment
    income                (0.09)      (0.16)      (0.22)
  Realized gain           (0.04)      (0.04)      (0.07)

 Net increase
   (decrease)               0.37        0.32        0.30
 Net asset value
   at beginning
   of period               10.00       10.00       10.00

 Net asset value
   at end of
   period                 $10.37      $10.32      $10.30

 Ratio to average net assets:
  Expense                  0.95%       0.94%       0.95%
  Expense before
    expense
    reductions             1.34%       1.34%       1.35%
  Net investment
    income                 0.94%       1.62%       2.21%
 Total return**             5.0%        5.1%        5.8%
 Portfolio
   turnover rate             50%         60%         82%
 Shares
   outstanding           644,280     659,392     609,958

**Total returns for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gain distributions, if any.

The accompanying notes are an integral part of the financial statements.

American United Life Insurance Company
PO Box 368
Indianapolis, IN  46206-0368
www.aul.com

P-12757A (1/99)